UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☐	Soliciting Material Pursuant to § 240.14a-12

RARE ELEMENT RESOURCES LTD.

 (Name of Registrant as Specified in its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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RARE ELEMENT RESOURCES LTD.

225 Union Blvd, Suite 250

Lakewood, Colorado, 80228

Dear Shareholder:

2013 was a year of significant progress for Rare Element Resources Ltd.  (the “Company”) as we continued to move our Bear Lodge Critical Rare Earth Project toward development.  We grew our Measured and Indicated Mineral Resource by more than 85%, tested and applied for a patent on our innovative rare earth recovery process and progressed permitting of the Bear Lodge Project with the formal commencement of our Environmental Impact Statement (“EIS”).

Our momentum is continuing in 2014.  Our geologists have shifted their focus to support planned mining activities while continuing to evaluate the upside opportunities in this world-class rare earth district.  Our processing technology is being optimized, and we are undertaking the necessary test work to provide the information needed to move into detailed engineering.  Our applications for the state and federal permits necessary for operations are being prepared on a parallel track with the EIS.  The results of all our recent efforts, including a number of trade-off studies, are being integrated into revised economics for the project, which is expected to be available late in the second quarter. We have distributed samples of our product to numerous potential users and continue to advance our strategic partnership and offtake discussions while we evaluate the benefits of further downstream rare earth element separation.  All these efforts support our goal, subject to timely permitting and financing, of commissioning the Bear Lodge Project in late 2016.

At this year’s Annual Meeting of Shareholders, the Board of Directors recommends you vote promptly on the following proposals that will continue positioning your Company for the future:

•

Elect our Board of Directors;

•

Vote on an advisory resolution to approve executive compensation;

•

Ratify the appointment of EKS&H, LLLP, Certified Public Accountants, as our independent registered public accounting firm; and

•

Transact such other business that properly comes before the Annual Meeting.

We hope you will attend this year’s Annual Meeting of Shareholders, to be held at the Sheraton Denver West, 360 Union Boulevard, Lakewood, Colorado 80228 at 2:00 p.m., local time, on June 12, 2014.

Only shareholders of record at the close of business on April 17, 2014 are entitled to notice of, and to vote at, the Annual Meeting.

Respectfully,

/s/ Randall J. Scott

RANDALL J. SCOTT

President, Chief Executive Officer

and Director

Lakewood, Colorado

April 29, 2014

RARE ELEMENT RESOURCES LTD.

225 Union Blvd, Suite 250

Lakewood, Colorado, 80228

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that an annual meeting of the shareholders of Rare Element Resources Ltd. (the “Company”) will be held at the Sheraton Denver West, 360 Union Boulevard, Lakewood, Colorado 80228 on Thursday, June 12, 2014 at 2:00 p.m. (Mountain Standard time) (the “Annual Meeting” or “Meeting”). At the Annual Meeting, shareholders will receive the audited financial statements for the year ended December 31, 2013, together with the auditor’s report thereon, and consider resolutions to:

1.

Elect directors of the Company to serve until our next annual meeting, or until their successors are duly elected or appointed;

2.

Conduct an advisory vote on the compensation of our named executive officers;

3.

Ratify the appointment of EKS&H, LLLP, Certified Public Accountants, as auditor of the Company for the ensuing year; and

4.

Transact such other business as may properly be put before the Meeting.

Nominees for directors to be elected at the Meeting are set forth in the enclosed Information and Proxy Circular.

Only shareholders of record at the close of business on April 17, 2014, the record date for the Meeting fixed by the Board of Directors, are entitled to notice of, and to vote at, the Meeting.

YOUR VOTE IS IMPORTANT

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 12, 2014.  OUR INFORMATION AND PROXY CIRCULAR IS ATTACHED.  FINANCIAL AND OTHER INFORMATION CONCERNING RARE ELEMENT RESOURCES LTD. IS CONTAINED IN OUR 2013 REPORT TO SHAREHOLDERS.  YOU MAY ACCESS THIS PROXY STATEMENT AND OUR 2013 ANNUAL REPORT TO SHAREHOLDERS AT http://materials.proxyvote.com.

Whether or not you plan to attend the Meeting, we urge you to vote and submit your proxy in order to ensure the presence of a quorum.

Registered holders may vote:

1.

By Internet:  go to http://www.proxyvote.com

2.

By toll-free telephone:  call 1-800-690-6903; or

3.

By mail (if you received a paper copy of the proxy materials by mail):  mark, sign, date and promptly mail the enclosed proxy card in the postage-paid envelope.

Beneficial Shareholders.  If your shares are held in the name of a broker, bank or other holder of record, follow the voting instructions you receive from the holder of record to vote your shares.

By order of the Board of Directors,

/s/ Randall J. Scott

RANDALL J.  SCOTT

President, Chief Executive Officer and Director

Lakewood, Colorado

April 29, 2014

RARE ELEMENT RESOURCES LTD.

225 Union Blvd, Suite 250

Lakewood, Colorado, 80228

INFORMATION AND PROXY CIRCULAR

(as at May 2, 2014, except as otherwise indicated)

SOLICITATION OF PROXIES

This information and proxy circular (the “Circular”) is provided in connection with the solicitation of proxies by the management and board of directors (the “Board”) of Rare Element Resources Ltd. (the “Company”).  The form of proxy which accompanies this Circular (the “Proxy”) is for use at the annual meeting of the shareholders of the Company to be held on Thursday, June 12, 2014 (the “Meeting”), at the time and place set out in the accompanying notice of meeting (the “Notice of Meeting”).

The solicitation of proxies by management and the Board of the Company will be made primarily by notice and access to electronic materials on the Internet or by mail, but solicitation may be made by telephone or in person with the cost of such solicitation to be borne by the Company. While no arrangements have been made to date, the Company may contract with a third party for the solicitation of proxies for the Meeting. Such arrangements would include customary fees which would be borne by the Company.

It is anticipated that this Circular and the accompanying Proxy will be first mailed to shareholders on or about May 2, 2014.

The corporate headquarters and executive offices of the Company are located at 225 Union Blvd, Suite 250, Lakewood, Colorado 80228, and its telephone number is (720) 278-2460.

All references to currency in this Circular are in U.S. dollars, unless otherwise indicated.

APPOINTMENT AND REVOCATION OF PROXY

Appointment of Proxy

The persons named in the Proxy are directors and/or officers of the Company. A registered shareholder has the right to designate a person or company (who need not be a shareholder) other than the persons named in the Proxy to represent the shareholder at the Meeting. A registered shareholder who wishes to appoint some other person or company to serve as his, her or its representative at the Meeting may do so by striking out the printed names and inserting the desired person’s name in the blank space provided in the Proxy. The instrument appointing a proxyholder must be in writing and signed by the registered shareholder, or such registered shareholder’s attorney authorized in writing, or if the registered shareholder is a corporation, by a duly authorized officer or attorney of such corporation. An undated but executed proxy will be deemed to be dated the date of the mailing of the proxy by the Company or its agent.

If you received a paper copy of the proxy materials by mail and wish to vote your proxy by mail, mark your vote on the enclosed proxy card; then follow the directions on the card.  To vote your proxy using the Internet or by telephone, see the instructions set forth on the Notice of Meeting included with this Circular or the Notice of Internet Availability of Proxy Materials mailed to our shareholders on or about May 2, 2014.

Revocation of Proxy

A registered shareholder may revoke the Proxy by:

(a)

signing a Proxy with a later date and delivering it to the registered office of the Company at any time up to and including the last business day before the day set for the Meeting;

(b)

signing and dating a written notice of revocation and delivering it to the registered office of the Company at any time up to and including the last business day before the day set for the Meeting;

(c)

signing and dating a written notice of revocation and providing it at the Meeting to the chair of the Meeting; or

(d)

attending the Meeting or any adjournment of the Meeting and registering with the scrutineer as a shareholder present in person.

Provisions Relating to Voting of Proxies

The common shares of the Company (the “Common Shares”) represented by Proxy in the enclosed form will be voted or withheld from voting by the designated proxyholder in accordance with the direction of the registered shareholder appointing him. If there is no direction by the registered shareholder, those Common Shares for which management and the Board are the designated proxyholders will be voted in accordance with the Board’s recommendation for such matter or matters, as described under each such proposal in this Circular.

Exercise of Discretion by Proxyholders

The Proxy gives the person named in it the discretion to vote as such person sees fit on any amendments or variations to matters identified in the Notice of Meeting, or any other matters which may properly come before the Meeting, subject to any limitation imposed by applicable law.  At the time of printing of this Circular, management of the Company knows of no other matters which may come before the Meeting other than those referred to in the Notice of Meeting.  If any amendment or variation or other matter comes before the Meeting, the persons named in the proxy will vote in accordance with their best judgment on such amendment, variation or other matter, subject to any limitation imposed by applicable law.

Non-Registered Holders

The information set out in this section is important to many shareholders, as a substantial number of shareholders do not hold their Common Shares in their own name.

Only registered shareholders or duly appointed proxyholders are permitted to vote at the Meeting.  Most shareholders of the Company are “non-registered” shareholders because the shares they own are not registered in their names but are instead registered in the name of the brokerage firm, bank or trust company through which they purchased the shares.  A person is not a registered shareholder (a “Non-Registered Holder”) in respect of shares which are held either:  (a) in the name of an intermediary (an “Intermediary”) that the Non-Registered Holder deals with in respect of the shares (Intermediaries include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered registered retirement savings plans (RRSPs), registered retirement income funds (RRIFs), registered education savings plans (RESPs) and similar plans); or (b) in the name of a clearing agency (such as CDS Clearing and Depository Services Inc. (“CDS”) in Canada and the Depository Trust Company (“DTC”) in the United States), of which the Intermediary is a participant.

The Company has elected to use the notice-and-access rules (“Notice and Access”) established by United States federal securities laws and as permitted under National Instrument 54-101 of the Canadian Securities Administrators (“NI 54-101”) in respect of the provision of the Notice of Meeting, this Circular and the Proxy (collectively, the “Meeting Materials”) to its registered shareholders and Non-Registered Holders. The Notice and Access rules allow an issuer to post electronic versions of its proxy-related materials, rather than mailing paper copies to its shareholders, and provide instructions on how shareholders may access the Meeting Materials electronically or request a paper copy of the Meeting Materials.

Non-Registered Holders who have not objected to their Intermediary disclosing certain ownership information about themselves to the Company are referred to as Non-Objecting Beneficial Owners, or “NOBOs.”  Those Non-Registered Holders who have objected to their Intermediary disclosing ownership information about themselves to the Company are referred to as Objecting Beneficial Owners, or “OBOs.”  In accordance with the requirements of NI 54-101, the Company has elected to send the applicable Meeting Materials prescribed by the Notice and Access rules directly to the NOBOs, and indirectly through Intermediaries to the OBOs.  The Intermediaries (or their service companies) are responsible for forwarding the applicable Meeting Materials to each OBO, unless the OBO has waived the right to receive them.

Intermediaries will frequently use service companies to forward the meeting materials to the OBOs.  Generally, an OBO who has not waived the right to receive meeting materials will either:

(a)

be given a form of proxy which has already been signed by the Intermediary (typically by a facsimile, stamped signature), which is restricted as to the number of shares beneficially owned by the OBO and must be completed, but not signed, by the OBO and deposited with Computershare, the Company’s transfer agent; or

(b)

more typically, be given a voting instruction form (“VIF”) which is not signed by the Intermediary, and which, when properly completed and signed by the OBO and returned to the Intermediary or its service company, will constitute voting instructions which the Intermediary must follow.

If you are a Non-Registered Holder, and the Company or its agent has sent the applicable Meeting Materials to you, your name and address and information about your holdings of securities have been obtained in accordance with applicable securities regulatory requirements from the Intermediary holding on your behalf.  By choosing to send these materials to you directly, the Company (and not the Intermediary holding on your behalf) has assumed responsibility for (i) delivering these materials to you and (ii) executing your proper voting instructions.  Please return your voting instructions as specified in the request for voting instruction.

The applicable Meeting Materials sent to NOBOs who have not waived the right to receive meeting materials are accompanied by a VIF, instead of a Proxy.  By returning the VIF in accordance with the instructions noted on it, a NOBO is able to instruct the voting of his or her Shares.

VIFs, whether provided by the Company or by an Intermediary, should be completed and returned in accordance with the specific instructions noted on the VIF.  The purpose of this procedure is to permit Non-Registered Holders to direct the voting of the shares which they beneficially own.  Should a Non-Registered Holder who receives a VIF wish to attend the Meeting or have someone else attend on his or her behalf, the Non-Registered Holder may request a legal proxy as set forth in the VIF, which will grant the Non-Registered Holder, or his or her nominee, the right to attend and vote at the Meeting.

Please return your voting instructions as specified in the VIF. Non-Registered Holders should carefully follow the instructions set out in the VIF, including those regarding when and where the VIF is to be delivered.

Financial Statements

The audited financial statements of the Company for the year ended December 31, 2013, together with the auditor’s report on those statements (the “Financial Statements”), will be presented to the shareholders at the Meeting.

A copy of the Company’s Annual Report, including financial statements, required to be filed with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), for the year ended December 31, 2013 may be obtained by any beneficial owner of the Common Shares, determined as of April 17, 2014, free of charge on the Company’s website (www.rareelementresources.com) or by written request to:

Corporate Secretary

Rare Element Resources Ltd.

225 Union Blvd, Suite 250

Lakewood, Colorado 80228

VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES

As at April 17, 2014, the Company’s authorized capital consists of an unlimited number of Common Shares without par value of which 47,707,216 Common Shares are issued and outstanding.  All Common Shares in the capital of the Company carry the right to one vote. Voting rights are not cumulative.

The Board has fixed the close of business on April 17, 2014 as the record date for the purpose of determining the shareholders entitled to received notice of and to vote at the Meeting, but failure of any shareholder to receive notice of the Meeting does not deprive such shareholder of the entitlement to vote at the Meeting.  Only shareholders of record at the close of business on April 17, 2014 who either personally attend the Meeting or who have completed and delivered a Proxy in the manner and subject to the provisions described herein will be entitled to vote or to have his or her Common Shares voted at the Meeting.

Shareholders who wish to be represented by proxy at the Meeting must, to entitle the person appointed by the Proxy to attend and vote, deliver their Proxies at the place and within the time set forth in the notes to the Proxy.

Broker Non-Votes and Abstention

Brokers and intermediaries, holding Common Shares in street name for their customers, are required to vote the Common Shares in the manner directed by their clients.  Under the Business Corporations Act (British Columbia), brokers are not entitled to vote shares held in street name for their customers where they have not received written voting instructions from the Non-Registered Holders of those shares.  Under applicable U.S. rules, brokers are prohibited from giving proxies to vote on non-routine matters (including, but not limited to, director elections and executive compensation matters) unless the beneficial owner of such shares has given voting instructions on the matter.

The absence of a vote on a matter where the broker has not received written voting instructions from a Non-Registered Holder is referred to as a “broker non-vote.”  Because the non-advisory matters to be voted upon at the meeting require a plurality vote, any shares represented at the Meeting but not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the non-advisory matters to be acted upon at the Meeting.

The advisory resolution regarding the compensation of the Company’s named executive officers will be approved if passed by an affirmative vote of a simple majority of the votes cast, either in person or by proxy, at the Meeting on this matter.  Therefore, any shares represented at the Meeting but not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the advisory resolution to be acted upon at the Meeting.

Ownership of Common Shares by Certain Beneficial Owners

To the knowledge of the directors and executive officers of the Company, based on the absence of Schedule 13 filings with the Securities and Exchange Commission (“SEC”), there is no person who beneficially owns, controls or directs, directly or indirectly, 5% or more of the issued and outstanding Common Shares of the Company as of April 17, 2014.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Director and Nominee Experience and Qualifications

The Board believes that, as a whole, it should possess a combination of skills, professional experience and diversity of viewpoints necessary to oversee the Company’s business.  In addition, the Board believes that there are certain attributes that every director should possess, as reflected in the Board’s membership criteria (further described below).  Accordingly, the Board and the Nominating, Corporate Governance and Compensation Committee (“NCG&C Committee”) consider the qualifications of director and director candidates individually and in the broader context of the Board’s overall composition and the Company’s current and future needs.

The NCG&C Committee reviews and makes recommendations regarding the composition and size of the Board in order to ensure the Board has the requisite expertise and its membership consists of persons with sufficiently diverse and independent backgrounds.  Board membership criteria include items relating to ethics, integrity and values, sound business judgment, professional experience, industry knowledge, and diversity of viewpoints, all in the context of an assessment of the perceived needs of the Board at that point in time.  The Board, as a whole, should possess a variety of skills, occupational and personal backgrounds, experiences and perspectives necessary to oversee the Company’s business.  In addition, Board members generally should have relevant technical skills or financial acumen that demonstrates an understanding of the financial and operational aspects of a rare earth mining exploration and development company.

In evaluating director candidates and considering incumbent directors for renomination, the Board and the NCG&C Committee have not formulated any specific minimum qualifications, but, rather, consider a variety of factors. These include each nominee’s independence, financial acumen, personal accomplishments, career specialization, and experience in light of the needs of the Company.  For incumbent directors, the factors also include past performance on the Board.

Eight directors are to be elected at the Meeting, each to serve until the next annual general meeting of the shareholders or until their successors are duly elected or appointed.  Current director and Chairman of the Board, Donald Ranta notified the Board on April 22, 2014 of his intent to retire from the Board at the Meeting and not stand for reelection. The Board will undertake a chairman designation among the directors following the election of directors at the Meeting.

The management and Board propose to nominate the persons listed below for election as directors of the Company.  In the absence of instructions to the contrary, Proxies given pursuant to the solicitation by the management and Board will be voted “FOR” the nominees listed in this Circular.  Management does not contemplate that any of the nominees will be unable or unwilling to serve as a director.

The following table sets out the names and ages of the nominees for election as directors; their provinces or states and country of residence; the offices they hold within the Company, if any; their occupations; and the dates since which they have served as directors of the Company:

Name, Age, Province or State and Country of residence and Current Positions, if any, held in the Company	Served as director since
RANDALL J. SCOTT, 62 (1) Colorado, USA Director President & Chief Executive Officer, Rare Element Resources	February 3, 2012
M. NORMAN ANDERSON, 83 (2) British Columbia, Canada Director Former Chief Executive Officer, Cominco (Teck Resources)	July 13, 2003
NORMAN W. BURMEISTER, 74 (2) Wyoming, USA Director Former Chief Executive Officer, Saratoga Gold Company Ltd.	July 17, 2003
GERALD W. GRANDEY, 67 (1)(3) Saskatchewan, Canada Director Former Chief Executive Officer Cameco Corporation	August 2, 2013
PATRICK M. JAMES, 69 Colorado, USA Director Former Chief Executive Officer Rio Algom Limited	April 23, 2014
F. STEVEN MOONEY, 79 (2) Colorado, USA Director Former Chairman and Chief Executive Officer, Thompson Creek Metals Company	October 17, 2013
PAUL J. SCHLAUCH, 71 (2)(3) Colorado, USA Director Retired Partner, Holland & Hart LLP	July 5, 2011
LOWELL A. SHONK,64 (1)(3) Arizona, USA Director Vice Chairman, Cupric Canyon Capital LP/LLC	April 23, 2013

(1)

Current member of the Finance Committee. Lowell A. Shonk is the chair of the Finance Committee.

(2)

Current member of the Nominating, Corporate Governance and Compensation Committee. Paul J. Schlauch is the chair of the Nominating, Corporate Governance and Compensation Committee.

(3)

Current member of the Company’s Audit Committee. Lowell A. Shonk is the chair of the Audit Committee.

The following are brief biographies of the Company’s directors and director nominees for election to the Board:

Donald E. Ranta is an exploration and development executive experienced in planning, implementing and directing successful exploration and qualification programs throughout North America and South America.  Mr. Ranta was appointed Chairman of the Board of Directors of the Company in December 2011 and has been a Director of the Company since October 2007.  He served as the Company’s President and Chief Executive Officer from October 2007 to December 2011.  Mr. Ranta was a director of Avrupa Minerals Ltd. from July 2008 to December 2013; a director of Animas Resources Ltd. from July 2007 to July 2012; and a director of Otis Gold Corp since September 2008.  Previously, Mr. Ranta was Vice President of Exploration for Echo Bay Mines and Manager/Vice President for North American Exploration at Phelps Dodge Mining Company.  Mr. Ranta also served as the President and board member of the Society for Mining, Metallurgy & Exploration. Mr. Ranta obtained a Bachelor of Science degree from the University of Minnesota in June of 1965, a Masters degree from the University of Nevada in June of 1967 and a PhD from the Colorado School of Mines in May of 1974.

Mr. Ranta’s extensive experience in planning, implementing and directing successful exploration and evaluation programs in North America has been instrumental to the Company’s development of a world- class, long-life resource at the Company’s Bear Lodge Project.  Mr. Ranta’s long history as a director of the Company and his intimate knowledge of the Company’s projects together with his extensive experience within the industry has brought valuable perspective to the Company’s Board in relation to the proper management and oversight of the Company’s projects. Although Mr. Ranta is not standing for reelection, his contribution has been valuable and the intention is that he will continue to be available as an advisor to the Board.

Randall J. Scott currently serves as President and Chief Executive Officer of the Company.  Mr. Scott is a metallurgical engineer with over thirty years of experience in the industry. His experience includes leading performance teams in operations, administration, project development program management, business development and major improvement initiatives. Mr. Scott was appointed as a Director of the Company in February 2012 and as President and Chief Executive Officer in December 2011. Mr. Scott previously worked for Thompson Creek Metals Company Inc. as Vice President, Corporate Responsibility and Strategy from May 2011 to November 2011, as Director Strategic Management from August 2010 to May 2011 and as Project Sponsor Enterprise Resource Planning Implementation from January 2010 to August 2010. Prior to that, he served as Vice President of Metals Norwest Corporation during January 2010. From 2002 until 2009, he served as the Principal Real Estate Agent and Team Leader for Scott Home and Land Real Estate Team. Mr. Scott held senior management positions with Cyprus Amax Coal Company and RAG American Coal Company from 1995 to 2001, and prior to that Mr. Scott held senior management positions with Cyprus Metals Company from 1989 until 1995. Mr. Scott received his Bachelor of Science degree in metallurgical engineering from the Colorado School of Mines and his Masters of Business Administration from the University of Arizona.

Mr. Scott’s background in metallurgical engineering at operating mines and extensive high-level executive experience with producing mining companies are valuable assets to the Board.  His understanding of mining operations, including production elements, key operating metrics, corporate responsibility and safety, presents a unique contribution to the Board.  Accordingly, the Board believes that Mr. Scott should once again serve on the Board.

M. Norman Anderson worked with Cominco, now Teck Resources, for over thirty-four years.  In 1978, he became President and Chief Operating Officer of Cominco, and in 1980 he assumed complete responsibility for Cominco’s business as Chairman and Chief Executive Officer. Prior to his time at Cominco, Mr. Anderson spent a four-year period in an executive position with Amax Lead Zinc Inc. Mr. Anderson left Cominco in 1986 and has been a director and consultant to the mining industry since that time.  He is a current director of Barkerville Gold Mines Ltd. (since June 2012). Mr. Anderson has also been a director of other mining companies including Cia de Minas Bonaventura SA (February 1995-March 2011); Hudbay Minerals Ltd. (December 2004-March 2009); and Anatolia Mineral Development Ltd. (January 2004-April 2008). Mr. Anderson obtained a Bachelor of Science degree in Geological Engineering from the University of Manitoba, became a Professional Mining Engineer in 1961 and became a fellow of the Institute of Materials, Minerals and Mining in 1989.

Mr. Anderson’s experience as a high-level executive officer in the resource sector, combined with his experience as a board member for several other resource companies, brings a key perspective to the Board’s role in directing the management of the Company’s projects.  Further, his degree, his registration as a Professional Engineer, and his experience as a fellow of the Institute of Materials, Minerals and Mining bring an expertise to the Board in relation to the analysis and understanding of the Company’s mineral resources.  As the Company’s Bear Lodge property is an exploration stage property that the Company is moving towards development, Mr. Anderson’s experience within the resource sector and his understanding of the Company’s resource position are valuable to the implementation of the Company’s current business plan.  Accordingly, the Board believes that Mr. Anderson should once again serve on the Board.

Norman W. Burmeister graduated from the Colorado School of Mines in Mining Geology in 1961 and has over fifty years of experience in the mining industry.  He was Chief Geologist for Silver Standard Resources from 1965 to 1978, responsible for two grass root discoveries, the Minto copper deposit in Yukon and the Mill Creek gold deposit in Nevada, both of which became producing ore bodies.  In 1980, he founded Bull Run Corporation and served as its Chairman and CEO until 1992.  During that period, Bull Run successfully found, explored and developed a significant gold mine in Elko County, Nevada.  From 2003 to 2007, he was the President and Chief Executive Officer as well as a director of Bayswater Uranium Corp.  In 1998, Mr. Burmeister identified the Bear Lodge opportunity and was responsible for its acquisition. From 2003 to 2005, he was the President and Chief Executive Officer of the Company and its predecessor companies. From March 2006 until May 2012, Mr. Burmeister was the President, Chief Executive Officer and a director of Saratoga Gold Company Ltd.

Mr. Burmeister has extensive experience as a chief geologist and high-level executive in the mining industry.  Further, Mr. Burmeister’s degree in Mining Geology permits him to bring valuable insight to the Board on the geology of the Company’s Bear Lodge property.  Mr. Burmeister aided the Company in the identification of the Bear Lodge property and was the former President and Chief Executive Officer of the Company.  Mr. Burmeister’s past experience in running the Company combined with his knowledge of the Company’s key property and his extensive experience as a geologist and executive of the resource sector are valuable to the Company’s current business plan.  Accordingly, the Board believes that Mr. Burmeister should once again serve on the Board.

Gerald W. Grandey has over thirty years of executive leadership in the mining industry. He is the former Chief Executive Officer and past member of the Board of Directors of Canadian-based Cameco Corporation, one of the world’s largest uranium producers accounting for 20% of global production. In 2010, The Harvard Business Review recognized Mr. Grandey as being one of the Top 100 CEOs in the world because of the value created for shareholders through the growth in market capitalization during his tenure at Cameco. After eighteen years with Cameco, he retired as Chief Executive Officer and as a director in 2011. Previously, he held senior executive positions with Concord Services and Energy Fuels Nuclear. Mr. Grandey was inducted into the Canadian Mining Hall of Fame in 2013; awarded the Canadian Nuclear Association’s Ian McRae Award in 2012 for his work in advancing nuclear energy in Canada; and was nominated for the 2011 Oslo Business for Peace Award in recognition of his efforts to facilitate nuclear disarmament. He is on the Colorado School of Mines Foundation, Board of Governors; the University of Saskatchewan’s Edwards School of Business, Dean’s Advisory Council; the board of the Institute of Corporate Directors; the board of Saskatoon’s Persephone Theater; and the board of

Saskatoon YMCA; and is Chairman Emeritus for the London-based World Nuclear Association. Currently, Mr. Grandey serves on the boards of Canadian Oil Sands Limited, Potash Corporation of Saskatchewan and Sandspring Resources.  Mr. Grandey is a former board member of Centerra Gold Inc. and Inmet Mining Corporation.  He has a degree in geophysical engineering from the Colorado School of Mines and a law degree from Northwestern University.

Mr. Grandey has extensive high-level executive leadership experience in the mining industry, as well as experience and education in geophysical engineering.  He brings to the Board key leadership, technical and related market expertise.  Accordingly, the Board believes that Mr. Grandey should be reelected to serve on the Board.

Patrick M. James has over forty-five years of experience in the mining industry including a variety of operational and executive positions.  Mr. James was President, CEO, and Chairman of Santa Fe Pacific Gold Corporation when it was acquired by Newmont Mining Corporation in 1997 and served as a Director of Newmont Mining Corporation for one year thereafter.  After leaving Santa Fe Pacific Gold, Mr. James served as Director, President and Chief Executive Officer of Rio Algom Limited from 1997 to 2001.  Since then, Mr. James has served as a Professional Independent Corporate Director, serving on five other publicly listed mining companies including Dynatec, Inc. (2001-2007), Constellation Copper Corporation (Chairman 2002-2008, CEO 2007-2008), Stillwater Mining Company (Lead Independent Director 2001-2013), Centerra Gold Inc. (Chairman 2004-2012) and General Moly, Inc. (Chairman 2010-Present).  Mr. James has an Engineer of Mines degree from Colorado School of Mines, a Master of Management from the University of New Mexico, Anderson School of Business, and is a Registered Professional Engineer in Colorado.

Mr. James has significant experience in the mining industry, starting as an underground miner, through various roles in financing, development and production of a broad range of mineral commodities, and serving in executive and director roles with developing and operating companies.  Development of mining properties and companies has been one of his strengths.  Accordingly, the Board believes that Mr. James should continue his service on the Board.

F. Steven Mooney is a fifty-year veteran in the mining industry. He is the former Chairman and Chief Executive Officer of Thompson Creek Metals Company, a previously privately owned mining and metallurgical company that he founded in 1993, with the purchase of molybdenum assets from Cyprus Minerals Company and AMAX Inc. Over the next thirteen years, not only did he successfully restart operations, but he also significantly expanded production with the purchase of the Endako Project in British Columbia, Canada. When sold in 2006, Thompson Creek Metals Company was the second largest primary molybdenum producer in the world. Since 2007, Mr. Mooney has been the principal of a private equity and investment firm with holdings in oil and gas, minerals and real estate. During his career, he has held executive positions with Cyprus Copper Company, a division of Cyprus Minerals, and Gulf Mineral Resources Company, a division of Gulf Oil Corporation. He has a degree in geological engineering from the Colorado School of Mines (“CSM”) and served on its Board of Trustees for two terms, his second one as President. In 1990, Mr. Mooney was awarded the Distinguished Achievement Medal by CSM in recognition of his significant career achievements, which were deemed to have enhanced the reputation and mission of CSM.

Mr. Mooney has extensive entrepreneurial experience as a founder of a mining company, including holding the top executive office and chairman position, as well as technical education and experience in geological engineering. He brings to the Board key leadership vision, technical and related market expertise.  Accordingly, the Board believes that Mr. Mooney should be reelected to serve on the Board.

Paul J. Schlauch has more than forty years of experience in legal issues relating to the mining industry.  He was a practicing attorney at Holland & Hart LLP from February 1995 until his retirement as a Partner in December 2009 and as Of Counsel in July 2011.  His former practice included providing legal counsel on diverse mining issues including operational and regulatory matters, litigation, arbitration, structuring and negotiation of mining related transactions, and many other legal activities associated with mining, and exploration and development activities. After retiring from Holland & Hart, Mr. Schlauch continued to provide legal consulting for the Company until July 2012.  Mr. Schlauch has worked extensively on public land legal issues as they relate to location, maintenance and patenting of mining and mill site claims, land exchanges, acquisition of various property use rights and the resolution of claim conflicts.  From 2000 to 2010, he served as an Adjunct Professor of Law at the University of Denver School of Law, where he has taught courses on mineral law and policy.  Mr. Schlauch has been active in natural resource industry professional organizations and is the past President of the Rocky Mountain Mineral Law Foundation, as well as the past President of the International Mining Professionals Society.  Mr. Schlauch graduated cum laude with an A.B. in chemistry from Colgate University in 1963 and completed a law degree in 1966 at the University of Virginia.  He also holds an appointment as an Honorary Lecturer and Course Director on the Faculty of the Centre for Energy, Petroleum and Minerals Law and Policy at the University of Dundee, Scotland.

Mr. Schlauch has specialized knowledge on mining law in the United States and mineral law and policy generally.  Mr. Schlauch’s experience in the legal community with a practice focused on counseling mining companies regarding a wide array of mineral law issues brings unique knowledge to the Company’s Board that is valuable to the Board’s oversight of its current Bear Lodge property and execution of its current business plan.  Accordingly, the Board believes that Mr. Schlauch should once again serve on the Board.

Lowell A. Shonk has more than thirty years of experience in the mining industry in the copper, molybdenum, gold, coal, iron ore, industrial minerals and lithium extractive and processing industries, holding positions as a financial executive in the international minerals industry with manufacturing experience at operational, divisional and corporate levels.  Mr. Shonk currently serves as the Vice Chairman of Cupric Canyon Capital LP/LLC (“Cupric”), a private equity company in partnership with Barclays Capital focused on investing in early-stage copper projects worldwide, after having served as its Chief Executive Officer from February 2012 to March 2013 and its Chief Financial Officer from January 2012 to February 2012. He also serves as a director for Hana Mining Co. Ltd., an entity that Cupric acquired in 2013.  Mr. Shonk is also the Chairman of Eiseb Exploration and Mining, Ltd., a privately owned company 55% owned by Cupric, conducting copper and silver exploration in Namibia.  Prior to his current positions, Mr. Shonk served as Vice President of Financial and Operational Analysis at Phelps Dodge Corporation and Freeport-McMorRan Copper & Gold from 1999 through 2009. Mr. Shonk has also served as Controller and/or Chief Financial Officer at various divisions of Cyprus Amax and its predecessor mining companies since he began his career in 1979.  Mr. Shonk is currently the chairman of the audit committee of the Society of Mining, Metallurgy and Exploration.  He also served on the board of directors and as chairman of the audit committee of Apache Nitrogen Products Inc. for eight years, from 2001 to 2009. He obtained his undergraduate degree in economics from Indiana University, a master’s degree in Mineral Economics from Colorado School of Mines and an MBA from the University of Colorado – Denver with an emphasis in Finance and Accounting.

Mr. Shonk has extensive high-level executive mining experience, specifically in the financial, strategic and valuation areas.  His specialized financial background brings to the Board experience with financial and accounting statements, audit oversight and controls.  He further brings to the Board a background in mining merger and acquisitions and business combinations.  Accordingly, the Board believes that Mr. Shonk should be reelected to serve on the Board.

Executive Committee

The Company does not currently have an executive committee of its Board.

Director Independence

The Board reviewed and determined independence under Section 803A of the NYSE MKT Company Guide and under Canada’s National Instrument 58-101 (“NI 58-101”) of each current director and director nominee. In making its independence determination, the Board considered the circumstances described below. Messrs. Anderson, Schlauch and Ranta each had consulting agreements with the Company within the past three years, and Mr. Ranta previously served as the Company’s President and Chief Executive Officer.

Mr. Anderson’s consulting relationship, which was terminated in June 2012, provided for an hourly fee for engineering work performed outside his director responsibilities. No fees were paid to Mr. Anderson in the calendar year ended December 31, 2013 or in the six months ended December 31, 2012.  $22,000 and nil were paid to Mr. Anderson for consulting services in the fiscal years ended June 30, 2012 and 2011, respectively.

Mr. Schlauch’s consulting agreement, which was terminated in July 2012, provided for an hourly fee and expense reimbursement for legal work performed outside his director responsibilities. No fees were paid to Mr. Schlauch in the year ended December 31, 2013 or in the six months ended December 31, 2012. $20,890 and nil fees were paid to Mr. Schlauch for consulting services in the fiscal years ended June 30, 2012 and 2011, respectively.

Mr. Ranta had a consulting agreement with the Company within the past three years. Mr. Ranta’s consulting agreement, which is currently active, provides for an hourly fee and expense reimbursement for investor relations and strategic alliance work performed outside of his director responsibilities. The fees paid to Mr. Ranta in the calendar year ending December 31, 2013 were $4,881. The fees paid to Mr. Ranta in the six months ended December 31, 2012 were $29,875. $73,275 and $230,000 were paid to Mr. Ranta for consulting services in the fiscal years ended June 30, 2012 and 2011, respectively. Mr. Ranta served as the Company’s President and Chief Executive Officer from October 2007 to December 2011.

Based upon his position as an executive officer of the Company, the Board determined that Mr. Scott is not independent. Based on his past officer position and the consulting arrangement described above with the Company, the Board determined that Mr. Ranta is not independent.

The Board has concluded that each of Messrs. Anderson, Burmeister, Grandey, James, Mooney, Schlauch and Shonk are independent.

As a result of these analyses, the Board has determined that the proposed eight directors would constitute a Board consisting of a majority of independent directors, as required under Section 803A of the NYSE MKT Company Guide and under NI 58-101.

Family Relationships

There are no family relationships among any directors, officers or persons nominated to be directors of the Company.

Arrangements between Officers and Directors

No proposed director is being elected under any arrangement or understanding between the proposed director and any other person or company except the directors and executive officers of the Company acting solely in such capacity.

Corporate Cease Trade Orders or Bankruptcies

To the knowledge of the Company, other than the two disclosures relating to Messrs. Anderson and James below, no other director and no proposed director of the Company is, or within the ten years prior to the date of this Circular has been, a director or executive officer of any company that: (i) was subject to a cease trade or similar order or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days (any of the foregoing being an “order”), that was issued while he was acting in the capacity of director, chief executive officer or chief financial officer of that company; or (ii) was subject to an order that was issued after he ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while he was acting in that capacity.

M. Norman Anderson, a director of the Company, is a current director of Barkerville Gold Mines Ltd.(“Barkerville”) (since June 2012), a publicly traded Canadian company, that became subject to a cease trade order issued by the British Columbia Securities Commission, effective August 14, 2012, stating that the company had filed a technical report that was not in the required form under National Instrument 43-101. The Barkerville cease trade order was subsequently revoked as of July 15, 2013.

Patrick M. James, a director of the Company, is a former director and executive officer of Constellation Copper Corporation (“Constellation Copper”), a previously publicly traded Canadian company that filed an assignment in bankruptcy under the Canadian Bankruptcy and Insolvency Act on December 23, 2008.  Constellation Copper was a copper exploration and production company.  The company had unsuccessfully worked to reach financing, merger or sales agreements.  On November 20, 2008, Constellation Copper’s management requested that the relevant securities regulatory authorities put in place a management cease trade order covering all directors, officers and insiders of Constellation Copper during the period that financial statements were being prepared as a result of a delay in filing interim financial statements due possible need to disclose a subsequent event.  Constellation Cooper then filed for bankruptcy on December 23, 2008 and the Ontario Securities Commission placed an issuer cease trade order on Constellation Copper to replace the management cease trade order.

Standards of Disclosure for Mineral Projects

Other than as described above relating to Mr. James position with Constellation Copper, to the knowledge of the Company, no other director or proposed director of the Company is, or within the ten years prior to the date of this Circular has been, a director or executive officer of any company that: (i) was bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or became subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold his or her assets; or (ii) within one year of his ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

Individual Bankruptcies

No director or proposed director of the Company has, within the ten years prior to the date of this Circular, become bankrupt or made a proposal under any legislation relating to bankruptcy or insolvency, or been subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of that individual.

Penalties or Sanctions

None of the proposed directors has been subject to any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority, has entered into a settlement agreement with a securities regulatory authority or has been subject to any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable security holder making a decision about whether to vote for the proposed director.

The directors must be elected by an affirmative vote of a plurality of the votes cast, either in person or by proxy, at the Meeting on this matter. Plurality voting means that the eight directors receiving the greatest number of “FOR” votes will be elected to the Board.  Cumulative voting (i.e., a form of voting where shareholders are permitted to cast all of their aggregate votes for a single nominee) will not be permitted.

Rules of the Toronto Stock Exchange (the “TSX”) that became effective December 31, 2012 require a listed issuer to disclose in the materials sent to its shareholders for a meeting at which directors are to be elected, whether or not it has adopted a majority voting policy and, if not, to explain why it has not adopted such a policy in its meeting materials. A majority voting policy generally requires that a director tender his or her resignation if the director receives more “withheld” votes than “for” votes (a “majority withheld vote”) at any meeting where shareholders vote on the uncontested election of directors. The Board considered whether to adopt a majority voting policy and determined not to adopt such a policy at this time for the following reasons. If the resignation of a director who received a majority withheld vote is accepted, the Board would have the following options: (i) to continue with a vacancy, (ii) to reduce the size of the Board, or (iii) to appoint an individual, who was not nominated at the shareholders’ meeting and about whom the shareholders have been given no information, to fill the vacancy. In view of the relatively small size of the Board, the first two options are not desirable, especially if an independent director were obliged to resign. As for the third option, there would be no guarantee of identifying a nominee with the appropriate skill set willing to replace the resigning director within a reasonable length of time. In addition, a majority voting policy would be unworkable if a majority of the directors should receive majority withheld votes. The Board is also aware that certain shareholders may vote in accordance with agendas which are not necessarily in the best interests of the Company. An example is shareholders who as a matter of policy withhold votes from proposed directors who are members of management. The Company is governed by the Business Corporations Act (British Columbia) (the “BCA”) which provides for plurality voting (i.e., shareholders may vote for or withhold their votes for each director with the result that a director may be elected if he or she receives just one vote) as opposed to majority voting for directors. The Board believes that plurality voting is an advantage for the Company. It ensures that a full Board will be elected annually at shareholders’ meetings. It does not diminish the right of shareholders to nominate other persons for election as directors in accordance with the BCA and the Company’s constating documents.

In keeping with the new rules of the TSX, the Company will continue to elect each director annually and individually, will advise the TSX by e‐mail if a director receives a majority withheld vote and will forthwith after the shareholders’ meeting issue a press release disclosing the detailed results of the voting for directors.

The Board recommends a vote “FOR” each of the nominees for director.

PROPOSAL NO. 2

ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION

On December 2, 2011, the Company’s shareholders approved, on an advisory basis, the compensation of the named executive officers, as disclosed in the proxy circular for the 2011 annual general and special meeting of shareholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.  Additionally, the shareholders further voted at that meeting to recommend a shareholder advisory vote regarding executive compensation of the Company’s named executive officers every three years.  The Company’s Board adopted this advisory vote and the Company agreed to hold its next advisory vote at the 2014 annual meeting of shareholders.  We expect that the next advisory vote to approve executive compensation will occur at the 2017 annual meeting.

As a result of the 2011 advisory vote, we are asking shareholders to vote at this Meeting on an advisory resolution to approve our executive compensation as reported in this Circular. As described below in the “Compensation Discussion and Analysis” section of this Circular, the NCG&C Committee has structured our executive compensation program to achieve the following key qualities:

•	Performance-based — The program rewards companywide results in addition to recognizing individual performance, focusing on objectives that are directly under the control of executives.

•

Market-competitive — We benchmark compensation levels to companies in the rare earth, precious and base metals and mining industries and target total compensation at the market median in order to attract, motivate and retain high caliber talent in a competitive environment.

•

Aligned with shareholders — The program provides a significant portion of incentive compensation to executives in the form of equity-based awards. Award values fluctuate based on share value and company performance, thus aligning executive officer and stockholder interests.

•	Transparent — We clearly communicate the desired results and the incentive pay programs used to reward the achievement of these results.

The executive compensation program established by the NCG&C Committee of the Board is intended to motivate our executives, including the individuals listed in the 2013 Summary Compensation Table of this Circular (the “Named Executive Officers” or “NEOs”), to achieve goals consistent with our key business strategies and that create shareholder value, while continuing to conserve the Company’s financial resources in anticipation of project development. Consequently, much of our executives’ compensation opportunities are considered at-risk incentives that reward performance against performance objectives. As noted below, our executive compensation programs have a number of features designed to promote these objectives:

•

Base salary provides a level of cash compensation that targets the market median of peer group. Annual adjustments are based on an individual’s current and expected contributions and actual pay positioning relative to the market.  There was no base salary increase from 2013 to 2014 in recognition of cash conservation during the Company’s exploration stage and in anticipation of project development.

•

Annual incentive payments reward executives for achievement of annual project development goals, including those in the areas of safety, environmental compliance, permitting, and for the achievement of individual executive goals. Payments are based on companywide performance and individual performance.

•

Long-term incentives align executives’ interests with those of shareholders, reward executives for the creation of long-term shareholder value and help attract and retain talented executives. Grants of stock options generally vest over an 18-month period.

•	Benefits and perquisites are limited, and are set to attract and retain talented executives through participation in medical and retirement plans on the same terms as all employees.

We urge our shareholders to read the “Compensation Discussion and Analysis” in this Circular, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as the Summary Compensation Table and other related compensation tables and narrative, which provide detailed information on the compensation of our NEOs. The NCG&C Committee and the Board believe that the policies and procedures articulated in the “Compensation Discussion and Analysis” are effective in achieving our goals and that the compensation of our NEOs reported in this Circular reflects and supports these compensation policies and procedures.

In establishing its compensation program, the NCG&C Committee and the Board considered the support of shareholders in approving the advisory vote on executive compensation at the 2011 annual meeting in making subsequent executive compensation decisions.  Additionally, we continued to make strategic refinements in our approach to executive pay in 2013 and 2014, as detailed in “Compensation Discussion and Analysis.” The intent of these changes is to emphasize competitive base pay relative to peers, while enhancing the portfolio of incentives and refining the annual and long-term performance metrics used. We continue to emphasize achievement of our long-term objectives tied directly to creation of shareholder value.  We also continue to be conscientious of the need to prioritize the cash of the Company for future project development.

In accordance with Section 14A of the Exchange Act, and as a matter of good corporate governance, we are asking shareholders to approve the following advisory resolution at the Meeting:

RESOLVED, that the shareholders of Rare Element Resources Ltd. (the “Company”) approve, on an advisory basis, the compensation of the Company’s Named Executive Officers disclosed in the  Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables, notes and narrative in the Circular for the Company’s 2014 Annual Meeting of Shareholders.

This advisory resolution, commonly referred to as a “say-on-pay” resolution, is non-binding on the Board. Although non-binding, the Board and the NCG&C Committee will review and consider the voting results when making future decisions regarding our executive compensation program.

The approval, on an advisory, non-binding basis, of the resolution regarding the compensation of the Company’s NEOs as described in this Circular will be approved if passed by an affirmative vote of a simple majority of the votes cast, either in person or by proxy, at the Meeting on this matter.  Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted “FOR” the resolution approving the compensation of our NEOs as disclosed in this Circular.  Under the NYSE MKT rules, brokers are prohibited from giving proxies to vote on executive compensation matters unless the beneficial owner of such shares has given voting instructions on the matter.  This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to this proposal if you want your broker to vote your shares on the matter.

The Board recommends a vote “FOR” the advisory resolution

to approve executive compensation.

PROPOSAL NO. 3:

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

APPOINTMENT OF AUDITOR

Auditor

The Audit Committee, which consists entirely of independent directors, intends to nominate EKS&H, LLLP, Certified Public Accountants (“EKS&H”), for re-appointment as auditor of the Company.

As a matter of good corporate governance, a resolution will be presented at the Meeting to ratify the appointment by the Audit Committee of EKS&H to serve as our independent registered public accounting firm for the year ended December 31, 2014.

Proxies given pursuant to the solicitation by the management of the Company will, on any poll, be voted as directed, or, if there is no direction, will be voted “FOR” the re-appointment of EKS&H as auditor of the Company to hold office until the close of the next annual general meeting of the Company, at an amount of remuneration to be fixed by the directors. EKS&H was first appointed as auditor of the Company on February 15, 2012. Prior to February 15, 2012, DeVisser Gray served as the Company’s independent auditor from July 1, 2011 through February 15, 2012.

Representatives of EKS&H are expected to be present at the Meeting.  The Chairman of the Meeting will provide such representatives with the opportunity to make a statement if they so desire, and such representatives are expected to be available to respond to appropriate questions.

The auditors must be appointed by an affirmative vote of a plurality of the votes cast, either in person or by proxy, at the Meeting on this matter.

The Board recommends a vote “FOR” the appointment of EKS&H as the auditor of the Company.

EXECUTIVE OFFICERS

The following table sets out the names and ages of the Company’s current executive officers, their provinces or states and country of residence, the offices they hold within the Company, and the dates since which they have served as officers of the Company:

Name, Age, Province or State and Country of Residence and Positions, current and former, if any, held in the Company	Served as officer since
RANDALL J. SCOTT, 62 Colorado, USA Director, President & Chief Executive Officer	December 15, 2011
PAUL H. ZINK, 59 Colorado, USA Senior Vice President and Chief Financial Officer	December 12, 2013
JAYE PICKARTS, 55 Colorado, USA Chief Operating Officer	March 14, 2011
KELLI KAST, 47 Colorado, USA VP, General Counsel and Chief Administrative Officer	July 2, 2012
GEORGE BYERS, 67 Colorado, USA VP Government and Community Relations	February 11, 2011

The following are brief biographies of the Company’s executive officers:

Randall J. Scott is a metallurgical engineer with over thirty years of experience in the industry. His experience includes leading performance teams in operations, administration, project development, program management, business development and major improvement initiatives. Mr. Scott was appointed as a Director of the Company in February 2012 and as President and Chief Executive Officer in December 2011. Mr. Scott previously worked for Thompson Creek Metals Company Inc. as Vice President, Corporate Responsibility and Strategy from May 2011 to November 2011, as Director Strategic Management from August 2010 to May 2011 and as Project Sponsor Enterprise Resource Planning Implementation from January 2010 to August 2010. Prior to that, he served as Vice President of Metals Norwest Corporation during January 2010. From 2002 until 2009, he served as the Principal Real Estate Agent and Team Leader for Scott Home and Land Real Estate Team. Mr. Scott held senior management positions with Cyprus Amax Coal Company and RAG American Coal Company from 1995 to 2001, and prior to that Mr. Scott held senior management positions with Cyprus Metals Company from 1989 until 1995. Mr. Scott received his Bachelor of Science degree in metallurgical engineering from the Colorado School of Mines and his Masters of Business Administration from the University of Arizona.

Paul H. Zink has over thirty-five years of experience in the financial and extractive industries. He most recently served as Chief Executive Officer and Chief Investment Officer for Americas Bullion Royalty Corp from March 2013 to November 2013. From 2012 to 2013, he served on the board of directors of the Company. From July 2010 to January 2013, he was President of Eurasian Capital, the royalty and merchant banking division of Eurasian Minerals Inc. He also served as president and a director of International Royalty Corporation from 2008 until its sale to Royal Gold in 2010. He has also held high level positions with companies like Pegasus Gold, Inc. and Koch Industries with responsibilities including corporate development, credit and mergers and acquisitions. He began his career in the metals and mining industry with J.P. Morgan & Co., after receiving his BA in economics and international relations from Lehigh University. Mr. Zink is also a member of the board of directors of Atna Resources Ltd.

Jaye Pickarts is a metallurgical engineer with more than twenty-five years of project evaluation and operations experience in the metal mining industry. Prior to his appointment as Chief Operating Officer of the Company in March 2011, he was the Senior Vice President and director of Knight Piesold and Company in Denver, Colorado for 12 years, where he was responsible for successfully coordinating the completion of many feasibility studies and environmental permitting programs in the western United States as well as internationally. Mr. Pickarts obtained a Bachelor of Science degree in mineral processing engineering from the Montana College of Mineral Science and Technology and completed the Business Administration Graduate Program at the University of Nevada, Reno. He is also a registered Professional Engineer in Colorado and Nevada and is considered to be a “Qualified Person” in accordance with applicable Canadian securities laws.

Kelli Kast has over eighteen years of in-house legal experience, including seven years as a top legal officer in the precious metals industry. Ms. Kast was appointed Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary in July 2012.  Prior to joining the Company, Ms. Kast served as Coeur d’Alene Mine Corporation’s Vice President, General Counsel and Corporate Secretary from May 2005 to March 2009 and additionally as its Chief Administrative Officer from March 2009 to December 2011. Prior thereto, Ms. Kast was Corporate Counsel for HealtheTech Inc. from 2004 to 2005 and the Assistant General Counsel and Corporate Secretary for Global Water Technologies Inc. and Psychrometric Systems, Inc. from 1997 through 2003. Ms. Kast earned her Juris Doctor from the University of South Dakota School of Law and her Bachelor’s degree from the University of Idaho.

George Byers is a thirty-eight year mining and energy industry veteran with extensive executive experience in federal, state and local government relations. Prior to his appointment as the Vice President of Government and Community Relations of the Company in February 2011, Mr. Byers acted as a consultant to the precious metals, rare earths, copper and uranium industries on a variety of public and government issues beginning in 2003. He is the former President of the Northwest Mining Association, and presently serves on each of the board of directors for the Mountain States Legal Foundation, the Citizens’ Alliance for Responsible Energy (CARE), the University of Mississippi Engineering School Advisory Board and the Mississippi Mineral Resources Institute. Mr. Byers obtained a Bachelor of Arts degree in Geology from the University of Mississippi in 1969 and a Masters of Urban & Regional Planning (MURP) from the University of Mississippi in 1974.

Named Executive Officers

“Named Executive Officer” or “NEO” means: (a) all individuals who served as Chief Executive Officer of the Company during the fiscal year ended December 31, 2013, (b) all individuals who served as Chief Financial Officer of the Company during the fiscal year ended December 31, 2013, (c) each of the three most highly compensated executive officers, or the three most highly compensated individuals acting in a similar capacity, other than the Chief Executive Officer and Chief Financial Officer, at the end of the most recently completed fiscal year; and (d) each individual who would be an NEO under paragraph (c) but for the fact that the individual was neither an executive officer of the Company, nor acting in a similar capacity, at the end of that fiscal year.

During the period ended December 31, 2013, the Company had six NEOs, including: Randall J. Scott, President and Chief Executive Officer (“CEO”) of the Company; Paul H. Zink, Senior Vice President and Chief Financial Officer (“CFO”) of the Company; Jaye T. Pickarts, Chief Operating Officer (“COO”) of the Company; James G. Clark, former VP of Exploration of the Company; Kelli C. Kast, VP, General Counsel and Chief Administrative Officer (“CAO”) of the Company; and David  P. Suleski, former Chief Financial Officer of the Company.  Mr. Byers, the VP, Government and Community Relations, is a listed executive officer of the Company; however, he is not an NEO.

SHARE OWNERSHIP TABLE

The following table sets forth certain information regarding beneficial ownership, control or direction, directly or indirectly, of the Company’s Common Shares, as of April 23, 2014 by (i) each of the Company’s executive officers and directors and (ii) the Company’s executive officers and directors as a group.

Name and Position (1)	Common Shares Beneficially Owned	(2)	Percentage of Class(3)
Donald E. Ranta – Director and Chairman Golden, CO, USA	781,500(4)		1.6%
Randall J. Scott – Chief Executive Officer & President, Director Littleton, CO, USA	293,000(5)		0.6%
M. Norman Anderson – Director Vancouver, BC, Canada	277,971(6)		0.6%
Norman W. Burmeister – Director Dubois, WY, USA	514,855(7)		1.1%
Patrick M. James – Director Castle Rock, CO, USA	0(8)		0.0%
Paul J. Schlauch – Director Greenwood Village, CO, USA	138,000(9)		0.3%
Lowell A. Shonk – Director Paradise Valley, Arizona, USA	36,000(10)		0.1%
F. Steven Mooney – Director Denver, CO, USA	33,000(11)		0.1%
Gerald W. Grandey – Director Saskatoon, SK, Canada	26,000(12)		0.1%
Paul H. Zink – Senior Vice President & Chief Financial Officer Centennial, CO, USA	25,000(13)		0.1%
David P. Suleski – former Chief Financial Officer Lakewood, CO, USA	0(14)		0.0%
Jaye T. Pickarts – Chief Operating Officer Littleton, CO, USA	405,253(15)		0.8%
Kelli C. Kast – VP, General Counsel & Chief Administrative Officer Evergreen, CO, USA	192,000(16)		0.4%
George G. Byers – VP of Government and Community Relations Denver, CO, USA	240,000(17)		0.5%
James G. Clark – former VP of Exploration Camas, WA, USA	278,000(18)		0.6%
All executive officers and directors as a group	3,240,579		6.5%

(1)

Mailing address for all Directors and Executive Officers is c/o Rare Element Resources, Ltd., 225 Union Blvd, Suite 250, Lakewood, CO 80228.

(2)

Includes Common Shares held as of April 23, 2014, plus Common Shares which may be acquired pursuant to the exercise of stock options exercisable within 60 days after April 23, 2014.

(3)

In accordance with Rule 13d-3(d)(1) under the U.S. Securities Exchange Act of 1934, as amended, the applicable percentage of ownership for each person is based on 47,707,216 Common Shares outstanding as of April 23, 2014.

(4)

Includes 461,000 Common Shares and 308,000 Common Shares subject to options held personally by Mr. Ranta and an additional 12,500 Common Shares are held by Mr. Ranta’s spouse.

(5)

Includes 10,000 Common Shares and 283,000 Common Shares subject to options held by Mr. Scott personally.

(6)

Includes 129,971 Common Shares and 148,000 Common Shares subject to options held by Mr. Anderson personally.

(7)

Includes 366,855 Common Shares and 148,000 Common Shares subject to options held by Mr. Burmeister personally.

(8)

Mr. James joined the Board of Directors effective April 23, 2014 and was granted 65,000 options, none of which were exercisable within 60 days after April 23, 2014.

(9)

Includes 5,000 Common Shares and 133,000 Common Shares subject to options held by Mr. Schlauch personally.

(10)

Includes 10,000 Common Shares and 26,000 Common Shares subject to options held by Mr. Shonk personally.

(11)

Includes 20,000 Common Shares and 13,000 Common Shares subject to options held by Mr. Mooney personally.

(12)

Includes 26,000 Common Shares subject to options held by Mr. Grandey personally.

(13)

Includes 15,000 Common Shares and 10,000 Common Shares subject to options held by Mr. Zink personally.

(14)

Mr. Suleski ceased to be the Company’s Chief Financial Officer effective December 12, 2013 and ceased to be an employee effective December 31, 2013.  Options held by Mr. Suleski expired on March 31, 2014.

(15)

Includes 3,253 Common Shares and 400,000 Common Shares subject to options held by Mr. Pickarts personally. Another 2,000 Common Shares are held by his spouse.

(16)

Includes 192,000 Common Shares subject to options held by Ms. Kast personally.

(17)

Includes 10,000 Common Shares and 170,000 Common Shares subject to options held by Mr. Byers personally. Another 60,000 Common Shares are held jointly with his spouse.

(18)

Includes 278,000 Common Shares subject to options held by Mr. Clark personally.

Change in Control

The Company has no knowledge of any arrangement that might result in a change in control in the future.  To the Company’s knowledge, there are no arrangements, including any pledge by any person of the Company’s securities, the operation of which at a subsequent date may result in a change in the Company’s control.

Quorum

The Company’s Articles provide that any two persons who are, or who represent by proxy, shareholders who, in the aggregate, hold at least 5% of the issued and outstanding shares entitled to be voted at the meeting shall constitute a quorum.

Dissenters’ Rights of Appraisal

No action is proposed herein for which the laws of British Columbia or the Articles of the Company provide a right of a shareholder to dissent and obtain appraisal of or payment for such shareholder’s Common Shares.

CORPORATE GOVERNANCE DISCLOSURE

Canada’s NI 58-101, Disclosure of Corporate Governance Practices, requires all reporting issuers to provide certain annual disclosure of their corporate governance practices with respect to the corporate governance guidelines (the “Guidelines”) adopted in National Policy 58-201.  These Guidelines are not prescriptive, but have been used by the Company in adopting its corporate governance practices.  The Board has approved and adopted a set of policies on corporate governance, which include a Code of Conduct, Board of Directors Mandate, Audit Committee Charter, Treatment of Complaints Policy, NCG&C Committee Charter, Finance Committee Charter, and Internal Controls Policy, all of which are available on the Company’s website.  The Company’s approach to corporate governance is set out below. Please note that some of the information set forth in this section serves the dual purpose of satisfying NI 58-101 as well as certain U.S. proxy statement disclosure requirements.

	GOVERNANCE DISCLOSURE GUIDELINE UNDER NI 58-101	COMMENTS
1.	Board of Directors (a) Disclose the identity of the directors who are independent.

The Board currently is comprised of nine directors, seven of the directors are independent and two are not independent, as discussed below. The Board considers M. Norman Anderson, Norman W. Burmeister, Gerald Grandey, Patrick M James, F. Steven Mooney, Paul J. Schlauch and Lowell A. Shonk to be independent directors. Therefore, the majority of the Board is independent within the meaning of, and as required by, NI 58-101 and Section 803A of the NYSE MKT Company Guide.

(b) Disclose the identity of the directors who are not independent, and describe the basis for that determination.

The Board considers Donald E. Ranta and Randall J. Scott not independent directors. Donald E. Ranta is not an independent director because he is a former officer of the Company. Mr. Ranta is not standing for reelection. Randall J. Scott is not an independent director because he is an officer of the Company.

The Board is responsible for determining whether or not each director is an independent director. To do this, the Board analyzes all the relationships of the directors with the Company and its subsidiaries. Those directors who do not meet the meaning of independence as provided in NI 58-101 or Section 803 of the NYSE MKT Company Guide were deemed to not be independent directors. More information about each director nominee can be found in the section titled “Election of Directors” in this Circular.

(c) Disclose whether or not the chair of the Board is an independent director.

The Chairman of the Board, Donald E. Ranta, is not an independent director because of his prior service as President & CEO of the Company. The Chairman’s role and responsibilities include overseeing the function and effectiveness of the Board.  The Board will undertake appointment of a successor Chairman following the Meeting.

2.

Directorship

If a director is presently a director of any other issuer that is a reporting issuer (or the equivalent) in a Canadian, U.S. or foreign jurisdiction, identity both the director and the other issuer.

The following directors currently serve on the Board of the reporting issuer(s) (or equivalent) listed below:

•

Donald E. Ranta: Otis Gold Corp.

•

M. Norman Anderson: Barkerville Gold Mines Ltd.

•

Gerald Grandey: Canadian Oil Sands Limited, Potash Corporation of Saskatchewan Inc. and Sandspring Resources Ltd.

•

Patrick M. James; General Moly, Inc.

3.	Attendance at Board Meetings Disclose the attendance record of each director for all Board meetings held since the beginning of the issuer’s most recently completed year ended December 31, 2013.

Total number of Board meetings held: 12

Number of Board

Number of Committee

Name of Director

Meetings Attended

Meetings Held/Attended

________________________________________________________________________

Donald E. Ranta

12

 N/A

M. Norman Anderson

12

 N/A

Norman W. Burmeister

12

11/11

Gerald Grandey(1)

  5

  2/2

Patrick M. James(2

N/A

 N/A

F. Steven Mooney(3)

  2

  1/2

Paul J. Schlauch

  9

13/14

Randall J. Scott

12

 N/A

Lowell Shonk (4)

12

  5/5

Paul H. Zink (5

  3

  1/1

Mark T. Brown(6)

  2

 N/A

Gregory E. McKelvey(7)

  6

  9/9

(1)  Mr. Grandey was appointed to the Board on August 2, 2013.

(2) Mr. James was appointed to the Board on April 23, 2014 and thus did not attend any 2013 meetings.

(3) Mr. Mooney was appointed to the Board on October 17, 2013.

(4) Mr. Shonk was appointed to the Board on April 23, 2013.

(5) Mr. Zink was elected to the Board on February 3, 2012 and resigned his position on April 23, 2013.

(6) Mr. Brown was elected to the Board on December 11, 2012 and resigned his position on the Board effective April 18, 2013.

(7) Mr. McKelvey was elected to the Board on February 19, 2008 and resigned his position on the Board effective August 2, 2013.

 None of the incumbent directors of the Company, who were directors in 2013 for the entire year, attended fewer than 75% of the Board meetings in the year ended December 31, 2013.

Disclose whether or not the independent directors hold regularly scheduled meetings at which non-independent directors and members of management are not in attendance.  If the independent directors hold such meetings, disclose the number of meetings held since the beginning of the issuer’s most recently completed financial year.  If the independent directors do not hold such meetings, describe what the Board does to facilitate open and candid discussion among its independent directors.

During the Company’s most recently completed year, the Company held four executive sessions for its independent directors at a regular Board meeting. To facilitate open and candid discussion amongst its independent directors, such directors are encouraged to communicate with each other directly to discuss ongoing issues pertaining to the Company as well as to call and hold meetings of the Audit Committee and the NCG&C Committee, each of which is comprised entirely of independent directors.

4.

Position Descriptions

(a)      Disclose whether or not the Board has developed written position descriptions for the chair and the chair of each Board committee.  If the Board has not developed written position descriptions for the chair and/or the chair of each Board committee, briefly describe how the Board delineates the role and responsibilities of each such position.

No written position descriptions have been developed for the Chairman of the Board or the Chair of each of the Company’s Audit Committee and NCG&C Committee at this time. The Board delineates the role and responsibilities for the Chair of each of the Company’s Audit Committee and NCG&C Committee by providing such individuals with the applicable mandate and charter of each committee.

(b)       Disclose whether or not the Board and CEO have developed a written position description for the CEO.  If the Board and CEO have not developed such a position description, briefly describe how the Board delineates the role and responsibilities of the CEO.

No written position description has been developed for the CEO of the Company at this time. The role and responsibilities for the CEO, as established by the Board, are set forth in the CEO’s amended employment agreement with the Company dated April 23, 2013.

5.

Orientation and Continuing Education

Describe what steps, if any, the Board takes to orientate new board members and describe what measures, if any, the Board takes to provide continuing education for directors.

Currently, the Board does not have a formal orientation or education program for its members.

When new directors are appointed, they receive orientation, commensurate with the previous experience, on the Company’s business and on the responsibilities of directors.

Board meetings may also include presentations by the Company’s management and employees to give the directors additional insight into the Company’s business.

6.	Ethical Business Conduct Describe what steps, if any, the Board takes to encourage and promote a culture of ethical business conduct.

The Board has adopted a “Code of Conduct” to encourage and promote a culture of ethical business conduct.  It also promotes ethical business conduct through the nomination of Board members it considers ethical, through avoiding and minimizing conflicts of interest and by having a majority of its Board members independent of corporate matters.  A copy of the Code of Conduct may be found on the Company’s website at www.rareelementresources.com.

7.

Nomination of Directors

Describe the process by which the board identifies new candidates for board nomination. Disclose whether or not the board has a nominating committee composed entirely of independent directors. If the board does not have a nominating committee composed entirely of independent directors, describe what steps the board takes to encourage an objective nomination process. If the board has a nominating committee, describe the responsibilities, powers and operation of the nominating committee.

The Board, through its NCG&C Committee, considers its size each year when it considers the number of directors to recommend to the shareholders for election at the annual meeting of shareholders, taking into account the number required to carry out the Board’s duties effectively and to maintain a diversity of views and experience. The NCG&C Committee is composed entirely of independent directors. The responsibilities, powers and operation of the NCG&C Committee are described elsewhere in this Circular.

8.

Compensation

Describe the process by which the board determines the compensation for the issuer's directors and officers. Disclose whether or not the board has a compensation committee composed entirely of independent directors. If the board does not have a compensation committee composed entirely of independent directors, describe what steps the board takes to ensure an objective process for determining such compensation. If the board has a compensation committee, describe the responsibilities, powers and operation of the compensation committee.

The NCG&C Committee is required to review the compensation for directors and executives.

The NCG&C Committee reviews the adequacy and form of, and recommends to the Board, the compensation for directors and executives, which may include annual retainers, meeting fees, option grants and other benefits received by directors to ensure that the compensation received accurately reflects the risks and responsibilities involved in being an effective director or executive. For more information regarding compensation paid to directors and executives, see the sections entitled “Director Compensation” and “Summary Compensation Table” in this Circular.

The NCG&C Committee is composed entirely of independent directors. The responsibilities, powers and operation of the NCG&C Committee are described elsewhere in this Circular.

9.	Other Board Committees If the Board has standing committees other than the audit, compensation and nominating committees, identify the committees and describe their function.

The Board has three standing committees:

a)

Audit Committee;

b)

NCG&C Committee; and

c)

Finance Committee.

The Company’s Finance Committee’s primary function is to assist the Board in discharging its obligations for (i) financial policies and strategies including capital structure, (ii) financial risk management practices and activities; and (iii) financing transactions or circumstances which could materially affect the financial profile of the Company.

Additional information regarding the above committees are included under the sections “Audit Committee”, “Nominating, Corporate Governance and Compensation Committee” and “Finance Committee”, and are on the Company’s website at www.rareelementresources.com

10.

Assessments

Disclose whether or not the board, its committees and individual directors are regularly assessed with respect to their effectiveness and contribution. If assessments are regularly conducted, describe the process used for the assessments. If assessments are not regularly conducted, describe how the board satisfies itself that the board, its committees, and its individual directors are performing effectively.

Currently, the Board takes responsibility for monitoring and assessing its own effectiveness, including reviewing the Board’s decision-making processes and quality and adequacy of information provided by management, and the performance of individual directors and its committees. The majority of board meetings include non-employee director executive sessions where the topic of Board effectiveness is undertaken. Further, the NCG&C Committee and Audit Committee each completed self-assessments for 2013 performance.

Communications with the Board of Directors

Shareholders may send communications to the Board, the Chairman or one or more of the non-management directors by using the contact information provided on the Company’s website at www.rareelementresources.com.  Shareholders may also send communications by letter addressed to the Corporate Secretary of the Company at 225 Union Blvd, Suite 250, Lakewood, Colorado 80228.  All communications addressed to the Corporate Secretary will be received and reviewed by that officer.  The receipt of concerns about the Company’s accounting, internal controls, auditing matters or business practices will be reported to the Audit Committee.  The receipt of other concerns will be reported to the appropriate Committee(s) of the Board and/or to the Board itself, when necessary.

Board Leadership Structure

Currently, the Company has a separate President and Chief Executive Officer, Randall J. Scott, and Chairman of the Board, Donald E. Ranta.  Mr. Ranta is not an independent director due to his role as the former President and Chief Executive Officer of the Company, but his knowledge and expertise regarding the Company and its current and future needs uniquely positions him to perform the duties of the Chairman of the Board.  Prior to December 15, 2011, Mr. Donald E. Ranta was the President and Chief Executive Officer of the Company, and Mr. M. Norman Anderson was the Chairman of the Board.  The Board has elected a lead director, Mr. M. Norman Anderson, who is independent and who chairs meetings of the independent directors.

Mr. Ranta is not standing for reelection at the Meeting, and at such time, the Board will consider the appointment of a successor Chairman, with due consideration of the independence of the candidates for such appointment.

Both the Company’s Audit Committee and NCG&C Committee are comprised entirely of independent directors, which meet regularly without management present. The Board has reviewed the Company’s current Board leadership structure in light of the composition of the Board, the Company’s size, the nature of the Company’s business, the regulatory framework under which the Company operates, the Company’s share base, the Company’s peer group and other relevant factors, and has determined that a separate Chairman of the Board and Chief Executive Officer is currently the most appropriate leadership structure for the Company.

The Board believes that adequate structures and processes are in place to facilitate the functioning of the Board independently of the Company’s management.  The independent directors met together four times during year ended December 31, 2013.  Annual meetings of the independent directors, chaired by the lead director, give the independent directors the opportunity for open and frank discussions on all matters they consider relevant, including an assessment of their own performance.  Accordingly, the Board believes that there is adequate leadership of the independent directors.

Ethical Business Conduct

The Board has adopted a Code of Conduct, which is based on the fundamental principles of honesty, loyalty, fairness, forthrightness and use of common sense in general.  The Code of Conduct (as amended) is available on the Company’s website at www.rareelementresources.com and on the Canadian System for Electronic Document Analysis and Retrieval (“SEDAR”) at www.sedar.com.  The Code of Conduct applies to all directors, officers and employees, including the principal executive, financial and accounting officers.  The Audit Committee is responsible for setting the standards of business conduct contained in the Code of Conduct, and it annually reviews the Code of Conduct.

The Board, through the NCG&C Committee, is responsible for monitoring compliance with the Code of Conduct.  The Committee reviews with management any issues with respect to compliance with the Code of Conduct.  The Board intends to disclose any waiver from a provision of its Code of Conduct that applies to any of its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions that relates to any element of its Code of Conduct on its website. No waivers were granted from the requirements of the Company’s Code of Conduct during the year ended December 31, 2013, or during the subsequent period through to the date of this Circular.

The Board ensures that the directors exercise independent judgement in considering transactions and agreements in respect of which a director or executive officer has a material interest.  The Code of Conduct sets out the procedure with respect to reporting conflicts of interest.  Actual or potential conflicts of interests are reported to the Chair of the NCG&C Committee.  Members of the NCG&C Committee are required to be particularly vigilant in reviewing and approving conflicts of interests.

Board Role in Risk Oversight

The understanding, identification and management of risk are essential elements for the successful management of the Company.

Risk oversight begins with the Board and the Audit Committee. The Audit Committee is chaired by Lowell A. Shonk. Each member of the Audit Committee is considered to be independent under NYSE MKT and Exchange Act rules. See section “Audit Committee” for further description of Audit committee independence determinations.

The Audit Committee reviews and discusses policies with respect to risk assessment and risk management. The Audit Committee also has oversight responsibility with respect to the integrity of the Company’s financial reporting process and systems of internal control regarding finance and accounting, as well as its financial statements. The Audit Committee receives input from the external auditors with respect to certain financial accounting and internal control risks.

At the management level, an internal audit, which is currently provided by a third-party company Hein & Associates, provides reliable and timely information to the Board and management regarding the Company’s effectiveness in identifying and appropriately controlling risks. Annually, management presents to the Audit Committee a report summarizing the review of the Company’s methods for identifying and managing risks.

The Company also has a comprehensive internal risk framework, which facilitates performance of risk oversight by the Board and the Audit Committee. The Company’s risk management framework is designed to:

•

provide that risks are identified, monitored, reported and quantified properly;

•

define and communicate the types and amount of risk the Company is willing to take;

•

communicate to the appropriate management level the type and amount of risk taken;

•

maintain a risk management organization that is independent of the risk-taking activities; and

•

promote a strong risk management culture that encourages a focus on risk-adjusted performance.

NOMINATING, CORPORATE GOVERNANCE AND COMPENSATION COMMITTEE

The current members of the NCG&C Committee are M. Norman Anderson, Norman W. Burmeister, F. Steven Mooney, and Paul J. Schlauch (Chair).  Each of the current members of the NCG&C Committee is considered to be independent within the meaning of NI 58-101 and Section 803A of the NYSE MKT Company Guide. The NCG&C Committee met nine times during the year ended December 31, 2013.

The NCC&C Committee  is governed by a Charter which sets forth the NCG&C Committee functions, which are, among other things, to establish procedures for the director nomination process and recommend nominees for election to the Board; develop and periodically review the effectiveness of the Board’s corporate governance guidelines; and determine and recommend to the independent members of the Board, the base salaries and annual incentive awards, including cash and equity-based incentive awards for the CEO and, in consultation with the CEO, for other senior officers on an annual basis.

Independence

The Board has determined that all of the members of the Company’s NCG&C Committee are independent within the meaning of Section 805(c)(1) of the NYSE MKT Company Guide.

Board Nominating Procedures

The NCG&C Committee believes candidates for the Board should have the ability to exercise objectivity and independence in making informed business decisions; extensive knowledge, experience and judgment; the highest integrity; loyalty to the interests of the Company and its shareholders; a willingness to devote the extensive time necessary to fulfill a director’s duties; the ability to contribute to the diversity of perspectives present in board deliberations; and an appreciation of the role of the Company in society.  The NCG&C Committee considers candidates meeting these criteria who are suggested by directors, management, shareholders and search firms hired to identify and evaluate qualified candidates.  Please see the section captioned “Election of Directors – Director and Nominee Experience and Qualifications” for further information on board qualification criteria.

Shareholders may submit recommendations in writing by letter addressed to the CEO of the Company or the Chair of the NCG&C Committee. The Board will carefully consider each shareholder recommendation, evaluating each shareholder-recommended candidate for director under the same standards as candidates identified by any other method.

Diversity on the Board

The NCG&C Committee and the Board do not currently have a formal policy with regard to the consideration of diversity in identifying director nominees.  The NCG&C Committee oversees the evaluation of the Board composition and members.  Annually, the NCG&C Committee reviews and makes recommendations regarding the size, composition, operation, practice and tenure policies of the Board, with a view to effective decision making.  The NCG&C Committee believes it is in the best interests of the Company when selecting candidates to serve on the Board to consider the diversity of the Board and review candidates who possess a range of skills, expertise, personality, education, personal background and other qualities for nomination.  The NCG&C Committee assesses the effectiveness of this approach as part of its annual review of its Charter.

The Committee reviews the size of the Board annually.  The Board must have enough directors to carry out its duties efficiently, while presenting a diversity of views and experience.  The Board believes that its size going forward of eight members will continue to best serve the Company’s needs in the fiscal year to come.  The NCG&C Committee recommended to the Board all the nominees for directors in this Circular.

Compensation Functions

The NCG&C Committee is responsible for reviewing and making recommendations regarding the Company’s compensation policies and programs, as well as salary and benefit levels for individual executives, to the Board.  The Board, in turn, gives final approval on compensation matters.  Except for delegation by the NCG&C Committee of its responsibilities to a sub-committee of the NCG&C Committee, the NCG&C Committee does not and cannot delegate its authority to determine director and executive officer compensation.  For further discussion of the Committee’s process for the recommendation of the Company’s compensation policies and programs, as well as salary and benefit levels of individual executives, including a discussion of the role of compensation consultants in advising the NCG&C Committee, please see the section captioned “Executive Compensation – Compensation Discussion and Analysis.”

The NCG&C Committee Charter is available on the Company’s website at www.rareelementresources.com.

AUDIT COMMITTEE REPORT

The Company has a separately designated, standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Company is required to have an audit committee comprised of not less than three directors, each of whom is not an officer, is independent within the meaning of Rule 10A-3 of the Exchange Act and Section 803(B)(2) of the NYSE MKT Company Guide, is not an employee of the Company, and is not an affiliate of the Company.  The Company’s current Audit Committee consists of Lowell A. Shonk (Chair), Paul J. Schlauch, and Gerald Grandey. The Audit Committee’s functions are to oversee the accounting and financial reporting process and the audit of the annual financial statements of the Company. The Audit Committee met five times during the year ended December 31, 2013.

Audit Committee Charter

The Audit Committee, under the guidance of the Audit Committee Charter approved by the Board, assists the Board in fulfilling its oversight responsibilities by reviewing (i) the financial statements, reports and other information provided to shareholders, regulators and others, (ii) the independent auditor’s qualifications, independence and performance, (iii) the internal controls that management and the Board of Directors have established, (iv) the audit, accounting and financial reporting processes generally, and (v) compliance by the Company with legal and regulatory requirements. The text of the Audit Committee’s Charter is available on the Company’s website at www.rareelementresources.com.

Independence

The Company’s Board has determined that all of the members of the Company’s Audit Committee are independent within the meaning of Rule 10A-3 of the Exchange Act, Section 803(B)(2) of the NYSE MKT Company Guide and Canadian National Instrument 52-110 – Audit Committees (“NI 52-110”).

Audit Committee Financial Expert

The Company’s Board has determined that Lowell A. Shonk, Chair of the Audit Committee, satisfies the requirement of an “audit committee financial expert,” as defined under Item 407 of the Regulation S-K, and Messrs. Shonk, Schlauch and Grandey each are “financially sophisticated” within the meaning of NYSE MKT Company Guide Section 803(B)(2) and “financially literate” within the meaning thereof set forth in NI 52-110.

Audit Committee Oversight

Since the commencement of the Company’s most recently completed financial year, the Audit Committee has not made any recommendations to nominate or compensate an external auditor which were not adopted by the Board of the Company.

Audit Committee Report

The Audit Committee discussed with EKS&H those matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process.

The Audit Committee discussed with EKS&H the independence of EKS&H and received from EKS&H the letter required by applicable standards of the PCAOB for independent auditor communications with audit committees concerning independence as may be modified or supplemented, and concerning its independence as required under applicable independence standards for auditors of public companies. This discussion and disclosure assisted the Audit Committee in evaluating such independence.

Finally, the Audit Committee reviewed and discussed, with the Company’s management and EKS&H, the Company’s audited consolidated balance sheets at December 31, 2013 and consolidated statements of operations and comprehensive loss, cash flows and shareholder’s equity for the year ended December 31, 2013.

Based on the discussions with EKS&H concerning the audit, the independence discussions, the financial statement review and such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board of Directors that the Company’s financial statements and the related management’s discussion and analysis be included in its Annual Report on Form 10-K.

Submitted on behalf of the Audit Committee

LOWELL A. SHONK (Chair)

PAUL J. SCHLAUCH

GERALD GRANDEY

Pre-Approval Policies and Procedures

The Audit Committee has not adopted any specific policies and procedures for the engagement of non-audit services. Consistent with applicable laws, other than audit, review or attestation services and all other services provided by the Company’s auditors are to be approved by one or more members of the Audit Committee pursuant to authority delegated by the Audit Committee, provided the Audit Committee is informed of each particular service. All of the engagements and fees discussed below under the heading “Audit Fees” for the fiscal year ended December 31, 2013, the transition period ended December 31, 2012 and the fiscal year ended June 30, 2012, were pre-approved by the Audit Committee.  The transition period ended December 31, 2012 refers to the transition period commencing July 1, 2012 and ended December 31, 2012, following the Company’s change in fiscal year-end from June 30 to December 31.

Audit Fees

The following table sets forth the fees paid by the Company to its prior auditors (through February 15, 2012), DeVisser Gray, Chartered Accountants, for services rendered in the fiscal year ended December 31, 2013, the transition period ended December 31, 2012, and the fiscal year ended June 30, 2012.

DeVisser Gray	2013	2012T	2012
Audit fees	CDN$3,885(1)	CDN$2,500(1)	CDN$50,000(2)
Audit-related fees	N/A	N/A	N/A
Tax fees	N/A	N/A	N/A
All other fees	N/A	N/A	N/A
Total	CDN$3,885	CDN$2,500	CDN$50,000

(1)

Fees for consent work related to prior periods.

(2)

DeVisser Gray was retained through February 15, 2012.  DeVisser Gray’s reports on the Company’s consolidated financial statements during either of the past two years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s two most recent fiscal years, (i) there were no disagreements with DeVisser Gray on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to DeVisser Gray’s satisfaction, would have caused DeVisser Gray to make reference to the subject matter of such disagreements in its reports on the Company’s consolidated financial statements for such years, and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K adopted by the Securities and Exchange Commission.

The following table sets forth the fees paid by the Company (beginning February 15, 2012) to EKS&H for services rendered in the fiscal year ended December 31, 2013, the transition period ended December 31, 2012 and the fiscal year ended June 30, 2012:

	2013	2012T	2012
EKS&H
Audit fees	$103,365	$82,330	$9,000(1)
Audit-related fees	N/A	N/A	N/A
Tax fees	N/A	N/A	N/A
All other fees	N/A	N/A	N/A
Total	$103,365	$82,330	$9,000

(1)

EKS&H was retained on February 15, 2012.

“Audit Fees” represent fees for the audit of the Company’s annual financial statements and attestation services that are provided in connection with statutory and regulatory filings or engagements.

“Audit Related Fees” represent fees for professional services.

“Tax Fees” represent fees for professional services rendered for tax compliance, tax advice on actual or contemplated transactions.

“All Other Fees” consist of fees for product and services other than the services reported above.

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Program Objectives

The compensation of the Company’s NEOs is determined by the Company’s Board which is currently composed of nine members, seven of whom are independent under Section 803A of the NYSE MKT Company Guide and Canada’s NI 58-101, with consideration given to the recommendations of the Company’s NCG&C Committee.

The Company’s compensation program is designed to provide competitive levels of compensation, a significant portion of which is dependent upon individual and corporate performance and contribution to increasing shareholder value.  The Board recognizes the need to provide a total compensation package that will attract and retain qualified and experienced executives as well as align the compensation level of each executive to that executive’s level of responsibility and to the best interests of the Company and its shareholders. In general, a NEOs compensation is comprised of three components:

(a)

Cash compensation, consisting of base salary, wages or consulting payments;

(b)

Stock option grants; and

(c)

A discretionary incentive bonus.

The Company’s NCG&C Committee selected these three components due to standards in the Company’s industry, the desire to maintain an effective but straightforward compensation program and the need to reward executives for past performance while still providing incentive for future performance.  The committee believed that salary and stock options were sufficient to remain competitive with peers and provide incentive for future performance without adding the burden of administering complex compensation structures in a small, growing company.  In addition, the equity-based compensation aligns the Company’s NEOs interests with those of our shareholders.  The limited discretionary incentive bonus permits the Company to reward exemplary past performance while preserving the Company’s cash for project needs. The objectives and reasons for this system of compensation are generally to allow the Company to remain competitive among its peers in attracting and retaining experienced personnel.

Determining Executive Compensation

Executive officers’ compensation is established through the thorough review and comparison of compensation paid to executives at similar companies as established through a determined peer group as well as consideration of other market factors and performance criteria at the corporate and individual performance level. Compensation levels are typically negotiated with the candidate for a position prior to his or her final selection as an executive officer.  Cash compensation levels, comprised of base salary and discretionary incentive bonus, for executive officers are reviewed annually and adjusted to reflect external factors, such as inflation, as well as overall corporate performance and the results of internal performance reviews.

Role of Executive Officers in Determining Compensation

The Company’s NCG&C Committee reviews and recommends compensation policies and programs to the Board, as well as individual salary and benefit levels for its executives. At the discretion of the NCG&C Committee, the President and Chief Executive Officer provides input to the NCG&C Committee as to the compensation regarding executive officers. The NCG&C Committee, with the independent input of its compensation consultant, reviews, approves and makes a recommendation to the Board regarding the executive officer compensation.

The President and Chief Executive Officer may not be present during meetings of the NCG&C Committee at which his compensation is being discussed.  The NCG&C Committee recommends to the independent members of the Board the compensation of the President and Chief Executive Officer. The independent members of the Board make decisions as to the President and Chief Executive Officer’s compensation. The Board makes the final determination regarding the Company’s compensation programs and practices.

Role of Compensation Consultant

To assist the NCG&C Committee with its assessment of compensation levels for executive officers in the Company’s industry, the Company retained Denver Compensation & Benefits, LLC (“DC&B) in October 2012 to provide a report examining annual base salary, short-term incentives (including amounts, vehicles, and structures), total cash compensation (base salary plus short-term incentives), long-term incentives (including amounts, vehicles, and structures), and total direct compensation (total cash compensation plus long-term incentives), to assess the competitiveness of the current compensation package for the Company’s executive officers as compared with companies of similar size and development status in the mining industry, and compared with other market surveys, and to make recommendations for setting 2013 base compensation. In October 2013, the Company continued its retainer of DC&B to conduct a similar compensation analysis as the one performed in 2012, which was utilized in setting the 2013 incentive compensation awards and 2014 annual base salaries.

The NCG&C Committee selected DC&B as its internal compensation consultant and determined that DC&B was independent under the standards of NYSE MKT Company Guide Section 805(c)(4) after taking into consideration all relevant factors regarding the relationship of DC&B with the Company and DC&B’s internal policies and procedures. DC&B reports directly to the NCG&C Committee and provides no services to the Company other than the executive and non-employee director compensation consulting services at the discretion of the NCG&C Committee.  DC&B has no other direct or indirect business or relationship with the Company or any of its affiliates and no current business or personal relationships with any member of the NCG&C Committee or the executive officers.

Peer Group

In October 2012, the Company received from DC&B a comparative executive compensation survey taking into account comparable mining companies with North American operations and a market capitalization between approximately $67 and $565 million (the “2012 Peer Group”). The companies in the 2012 Peer Group were initially suggested by DC&B, and were reviewed, revised and ultimately determined by the Company’s NCG&C Committee based on other companies’ similarity to the Company in terms of development stage, operations and size, including market capitalization, annual revenues, and total assets.  At the time of the analysis, the Company ranked at approximately the 55th percentile for market capitalization compared to the 2012 Peer Group.  The final 2012 Peer Group includes five Canadian-based companies, five U.S.-based companies and two Australian-based companies for a total peer group of twelve.  The 2012 Peer Group consists of the following named companies: Augusta Resources Corp., Polymet Mining Corp., Great Western Minerals Group Ltd., Greenland Minerals and Energy Group Limited, Arafura Resources Limited, Orbite Aluminae Inc., Largo Resources Ltd., Atna Resources, Golden Minerals Company, Vista Gold Corp., General Moly Inc., and Golden Star Resources Ltd.  As mentioned above, the data obtained from the 2012 Peer Group was utilized by the Company in setting 2013 base compensation.

In October 2013, the Company continued its retainer of DC&B to conduct a similar compensation analysis to the one performed in 2012, which was utilized in setting the 2013 incentive compensation awards and 2014 annual base salaries. The Company received from DC&B a comparative executive compensation survey taking into account comparable North American mining companies and a market capitalization between approximately $18 and $406 million (the “2013 Peer Group”). The companies in the 2013 Peer Group were initially suggested by DC&B, and were reviewed, revised and ultimately determined by the Company’s NCG&C Committee based on other companies’ similarity to the Company in terms of development stage, operations and size, including market capitalization, annual revenues, and total assets.  At the time of the analysis, the Company ranked at approximately the 36th percentile for market capitalization and 43rd percentile for revenues compared to the 2013 Peer Group.  The final 2013 Peer Group includes seven Canadian-based companies and seven U.S.-based companies for a total peer group of fourteen.  The 2013 Peer Group consists of the following named companies: Atna Resources, General Moly, Inc., Gold Reserve Inc., Golden Minerals Company, Great Western Minerals Group, Ltd., Largo Resources Ltd., MAG Silver Corp., Orbite Aluminae Inc., Paramount Gold and Silver Corp., Pershing Gold Corp., PolyMet Mining Corp., Seabridge Gold, Inc., Ucore Rare Metals, and Vista Gold Corp.  As mentioned above, the data obtained from the 2013 Peer Group was utilized by the Company to determine 2013 incentive compensation awards and set 2014 base compensation.  The NCG&C Committee decided to freeze base compensation for the executive team for 2014, even in light of the findings showing some upward adjustment to achieve market median compared to the 2013 Peer Group may be warranted.

As described above, DC&B benchmarked compensation for the NEOs, including the Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, VP of Exploration, VP, General Counsel and Chief Administrative Officer, as well as the VP of Government and Community Relations, using both the 2012 and 2013 Peer Group (collectively the “Peer Groups”) as well as nationally recognized, but geographically adjusted, survey data. DC&B then analyzed proxy statements of the Peer Groups’ companies in addition to applicable survey data in determining market levels for compensation of the Peer Groups’ NEOs.  Typically, annual proxy compensation is available for the top five executives.  For the VP, General Counsel and Chief Administrative Officer and the VP of Government Relations, similar positions could not always be found within the Peer Groups.  Therefore, DC&B supplemented the existing position matches with positions selected to most accurately reflect the hierarchy within the Company pay structures (as determined by relative base salaries) for the positions being benchmarked (i.e., 3rd highest and lowest paid proxy executive, respectively).  In establishing market levels for compensation, DC&B calculated the 25th percentile, median and 75th percentile levels of market compensation for each element of compensation for each respective position.  Additionally, DC&B calculated the percentile rank of each incumbent compared to the Peer Groups for each element of compensation in order to provide the NCG&C Committee a precise indication of the Company’s compensation elements compared to those of the market. The NCG&C Committee utilized this information as one component of its overall review of the Company’s compensation program.

Competitive Market Assessment and Other Factors

In addition to industry comparables through the peer group analysis and industry compensation surveys, the NCG&C Committee considers a variety of factors when determining both compensation policies and programs and individual compensation levels. These factors include the long-range interests of the Company and its shareholders, overall technical, professional and experience needs of the Company, the competitive requirements to attract and hold key employees, and the NCG&C Committee’s assessment of the position requirements for each executive’s role in the Company. The NCG&C Committee does not weigh any of these factors more heavily than others and does not use any formula to assess these factors, but rather considers each factor in its judgment and at its discretion.  Superior performance is recognized through the Company’s incentive bonus policy.

Compensation Components

Base Salary

The NCG&C Committee reviews and approves the base salaries for the NEOs and reviews annually.  The President and CEO’s base salary is recommended by the NCG&C Committee and approved by the independent members of the Board of Directors.  The CEO is paid a salary that is lower than his comparative salary levels for a person of his experience and capabilities because the Company expects that stock options should constitute a significant part of the CEO’s total compensation. The Company’s current CFO and other executive officers of the Company, except the CEO, have salaries that the Board believes are competitive within the industry.  The salary of the current CFO and other executive officers do take into account the grant of stock options in considering the overall compensation paid to the executive in determining whether the salary remains competitive.

Base salaries for the NEOs for calendar year 2013 and 2012 are set forth below. The NCG&C Committee and Board of Directors, upon due consideration of the exploration stage of the Company, use of cash focused on development activities, and compensation survey data, froze executive salaries at the 2013 level for the 2014 calendar year.

Named Executive Officer	2012 Base Salary $	2013 Base Salary $	Percentage Increase
Randall J. Scott	240,000	252,000	5.00%
Paul H. Zink(1)	N/A	230,000	N/A
David P. Suleski(2)	180,000	186,000	3.33%
Jaye T. Pickarts	231,000	238,800	3.38%
James G. Clark(3)	209,000	215,600	3.16%
Kelli C. Kast	200,000	209,800	4.90%

Notes:  Salaries stated are annualized salaries based upon last day of the calendar year.

(1)

Mr. Zink was appointed Senior Vice President and Chief Financial Officer on December 12, 2013.

(2)

Mr. Suleski ceased to be the Chief Financial Officer of the Company as of December 11, 2013, and ceased his employment with the Company as of December 31, 2013.

(3)

Mr. Clark ceased to be the VP of Exploration of the Company as of February 1, 2014.

Option-Based Awards

Stock option grants are designed to reward the NEOs for success on a similar basis as the shareholders of the Company, but these rewards are highly dependent upon the volatile stock market, much of which is beyond the control of the NEOs.

Stock option grants are made on the basis of the number of stock options currently held by the executive, position, overall individual performance, anticipated contribution to the Company’s future success and the individual’s ability to influence corporate and business performance.  The purpose of granting such stock options is to assist the Company in compensating, attracting, retaining and motivating the officers, directors and employees of the Company and to closely align the personal interest of such persons to the interest of the shareholders.

The Company grants options on an annual basis pursuant to a discretionary analysis by the NCG&C Committee of the above factors. In the year ended December 31, 2013, the Company granted 75,000 options to its CEO; 50,000 options to its December 2013-appointed CFO; 50,000 options to its COO; 35,000 options to its Vice President of Exploration; 40,000 options to its Vice President of Government and Community Relations; and 40,000 options to its Vice President, General Counsel and CAO. The Company also grants options at the time it hires new executive officers to provide an immediate incentive to perform.

The exercise price of the stock options granted is determined by the market price at the time of grant.

Incentive Bonus Program

The Company’s incentive bonus policy generally allows executive officers and management personnel to be considered for a discretionary incentive bonus payment, provided the executive officer was employed by the Company at the end of the fiscal year in which the bonus is earned.  Bonus amounts are not based on a percentage of the executive’s base salary and have typically been rather modest and limited, often ranging between 10% and 25% of base salary.

In considering executive incentive bonus compensation, the NCG&C Committee makes the determination on the basis on three primary factors:  (1) Company cash balances and past stock-based compensation performance, (2) achievement of overall corporate goals, which are established at the start of each year and (3) individual performance.

The NCG&C Committee has not historically set specific corporate goals or individual performance goals.  Instead, the NCG&C Committee evaluates the progress of the Company in relation to the implementation of the Company’s overall plan of operations for the fiscal year and considers the individual NEO’s role within the Company in implementing the plan of operations.  Bonuses are awarded based on the NCG&C Committee’s discretionary judgment as to whether the performance of the NEO in the fiscal year in accomplishing the tasks of his or her role within the Company’s plan of operation has been to a level to warrant an incentive bonus.  The amount of the bonus is also based entirely on the NCG&C Committee’s subjective judgment of the contributions of the NEO.

In December 2013, the NCG&C Committee established specific corporate and individual performance goals for the CEO and the executive officers for 2014 performance and beyond.  These benchmarks will be utilized for further compensation evaluations, including incentive bonus awards.

The NCG&C Committee approved an incentive bonus for the NEOs, and recommended an incentive bonus for the President and CEO to the independent members of the Board.  The incentive bonus was approved on December 17, 2013 for the calendar year 2013 executive performance.  The cash award was based upon the Committee and Board’s determination of corporate goal achievement and individual performance and contributions during the calendar year 2013, taking into consideration the three factors discussed above.  The amounts paid in December 2013 as compared with prior calendar year incentive bonus are as follows:

Named Executive Officer	2012 Incentive Bonus $	2012	2013 Incentive	2013
		Percent of Salary	Bonus $	Percent of Salary
Randall J. Scott	50,000	20.80%	60,000	23.8%
Paul H. Zink (1)	N/A	N/A	N/A	N/A
David P. Suleski (2)	40,000	22.20%	N/A	N/A
Jaye T. Pickarts	45,000	19.50%	42,000	17.6%
James G. Clark (3)	40,000	19.10%	37,000	17.2%
Kelli C. Kast	20,000	20.00% (4)	40,000	19.1%

Notes:  Incentive bonus amounts represent those bonuses earned during the respective calendar year and percentages are based upon actual paid base salary.

(1)

Mr. Zink was appointed Senior Vice President and Chief Financial Officer on December 12, 2013.

(2)

Mr. Suleski ceased to be the Chief Financial Officer of the Company as of December 11, 2013, and ceased to be employed by the Company as of December 31, 2013.

(3)

Mr. Clark ceased to be the VP of Exploration of the Company as of February 1, 2014.

(4)

Ms. Kast was appointed VP, General Counsel and Chief Administrative Officer on July 2, 2012 and salary paid in 2012 was $100,000. The 2012 percentage of incentive bonus is based upon actual salary paid in 2012.

Perquisites and Other Personal Benefits

The primary benefits for the Company’s executives include participation in the Company’s broad-based plans: the 401(k) plan (which includes matching Company contributions); health, dental and vision coverage; life insurance; paid time off; and paid holidays.  The Company’s NEOs are not generally entitled to significant perquisites or other personal benefits not offered generally to the Company’s employees.

NCG&C Committee Role in Risk

The NCG&C Committee reviews the risk profile of our compensation programs at its annual assessment time each year.  The risk assessment includes a review of the primary design feature of our compensation programs and the process for determining executive and employee compensation.  The risk assessment identified several plan features which mitigate risk, including:

•

structure of our executive compensation programs, which includes both fixed and variable compensation and rewards both annual and long-term performance;

•

the balance between long and short-term incentives;

•

the use of multiple performance metrics;

•

time-based vesting for stock options; and

•

effective internal controls.

Effects of Regulatory Requirements on Executive Compensation

Section 409A of the U.S. Internal Revenue Code (the “Code”) generally affects the granting of most forms of deferred compensation which were not earned and vested prior to 2005. Our compensation program is designed to comply with the final regulations of the U.S. Internal Revenue Service and other guidance with respect to Section 409A of the Code, and we anticipate that the NCG&C Committee will continue to design and administer our compensation programs accordingly.

Various rules under current generally accepted accounting practices impact the manner in which the Company accounts for grants of stock options to employees, including executive officers, on its financial statements. While the NCG&C Committee reviews the effect of these rules (including FAS 123(R)) when determining the form and timing of grants of stock options to the Company’s employees, including executive officers, this analysis is not necessarily the determinative factor in any such decision regarding the form and timing of these grants.

Nonqualified Deferred Compensation

The Company has no plans that provide for nonqualified deferred compensation to its executive officers.

Nominating, Corporate Governance and Compensation Committee Interlocks and Insider Participation

None of the members of the NCG&C Committee is a current executive officer or employee of the Company or any of its subsidiaries or affiliates.  Norman Burmeister was the past President and Chief Executive Officer of the Company (July 17, 2003 to June 1, 2005).  No other executive officer of the Company is or has been a director or a member of the Compensation Committee of another entity having an executive officer who is or has been a director or a member of the NCG&C Committee of the Company.

NOMINATING, CORPORATE GOVERNANCE AND

COMPENSATION COMMITTEE REPORT

The NCG&C Committee has reviewed and discussed this Compensation Discussion and Analysis with management and, based on such review and discussions, the NCG&C Committee recommended to the Board of Directors of the Company that this Compensation Discussion and Analysis be included in this Circular.

Submitted on behalf of the Nominating, Corporate Governance and Compensation Committee,

PAUL J. SCHLAUCH (Chair)

M. NORMAN ANDERSON

NORMAN W. BURMEISTER

F. STEVEN MOONEY

The above filed report of the Nominating, Corporate Governance and Compensation Committee will not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference in any of our filings under the United States Securities Act of 1933 or the United States Securities and Exchange Act of 1934, each as amended, except to the extent that we specifically so incorporate the same by reference.

SUMMARY COMPENSATION TABLE

Set out below is a summary of compensation paid to the Company’s NEOs during the year ended December 31, 2013, the transition period from July 1, 2012 through December 31, 2012 and each of the preceding fiscal years ended June 30, 2012 and June 30, 2011:

Name and principal position	Year	Salary	Bonus	Option	All other	Total
		($)	($)	Awards (1)	compensation	($)
				($)	($)(8)
Randall J. Scott, President & CEO (2)	2013	252,000	60,000	49,451	10,618	372,070
	2012T	120,000	50,000	158,100	3,600	328,100
	2012	129,231	-	406,380	-	535,611
Paul H. Zink, SVP, CFO (3)	2013	11,353	-	32,967	7,500	51,820
David P. Suleski, CFO (4)	2013	186,000	-	-	7,130	193,130
	2012T	90,000	40,000	74,400	5,200	204,400
	2012	153,942	20,000	1,441,418	3,600	1,615,360
Jaye T. Pickarts, COO(5)	2013	238,800	42,000	32,967	9,839	323,606
	2012T	115,500	45,000	93,000	4,822	253,500
	2012	225,750	30,000	263,490	3,472	519,240
	2011	33,846	-	2,009,970	-	2,043,816
James G. Clark, VP of Exploration (6)	2013	215,600	37,000	19,780	7,578	279,958
	2012T	104,500	40,000	74,400	4,069	218,900
	2012	129,250	30,000	237,141	56,202	452,593
	2011	-	13,810	1,323,689	181,275	1,518,774
Kelli Kast, VP, General Counsel and CAO (7)	2013	209,800	40,000	32,967	8,752	291,520
	2012T	100,000	20,000	460,650	-	580,650

Notes:  “2012T” refers to the transition period commencing July 1, 2012 and ended December 31, 2012.

(1)

The grant date fair value of option-based awards is determined by the Black-Scholes Option Pricing Model with certain assumptions for the risk-free interest rate, dividend yields, volatility factors of the expected market price of the Company’s Common Shares and expected life of the options.

(2)

Mr. Scott was appointed Chief Executive Officer on December 15, 2011.

(3)

Mr. Zink was appointed SVP and Chief Financial Officer as of December 16, 2013.  Mr. Zink’s director fees, for the period of January 1, 2013 through April 23, 2013, of $7,500 are included in the “All Other Compensation” column above.

(4)

Mr. Suleski was appointed Chief Financial Officer on August 22, 2011 and ceased to serve as Chief Financial Officer on December 12, 2013, and ceased to be an employee on December 31, 2013.

(5)

Mr. Pickarts was appointed as COO in March 2011.

(6)

In years prior to the transitional period, Applied Petrographics, a company of which Mr. Clark is President, received payments from the Company for geological consulting fees, which are included in the “All other compensation” column. Mr. Clark ceased to be an executive of the Company as of February 1, 2014.

(7)

Ms. Kast was appointed VP, General Counsel and CAO on July 2, 2012.

(8)

All other compensation includes 401(k) matching by the Company, and in the case of Mr. Clark, payments for geological consulting fees as indicated in note 6 above.

GRANTS OF PLAN-BASED AWARDS

A summary of plan-based awards granted to the Company’s NEOs during the fiscal year ended December 31, 2013, is set out in the table below.

Name	Grant date	All other option awards: Number of securities underlying options	Exercise or base price of option awards	Grant date fair value of stock and option awards
		(#)	($/Sh)	($)
Randall J. Scott	12/17/2013	75,000	1.24	49,451
Paul H. Zink (1)	12/17/2013	50,000	1.24	32,967
David P. Suleski (2)	N/A	N/A	N/A	N/A
Jaye T. Pickarts	12/17/2013	50,000	1.24	32,967
James G. Clark (3)	12/17/2013	30,000	1.24	19,780
Kelli C. Kast	12/17/2013	50,000	1.24	32,967

(1)

Mr. Zink was appointed SVP and Chief Financial Officer on December 16, 2013, received a sign-on option award of 100,000 options to be granted in two equal installments of 50,000 options each, the first on December 17, 2013 and the second upon the Board of Director’s approval following six months of service.

(2)

Mr. Suleski ceased to be the Chief Financial Officer of the Company as of December 11, 2013, and ceased to be employed by the Company as of December 31, 2013.

(3)

Mr. Clark ceased to be the VP of Exploration of the Company as of February 1, 2014.

Narrative Discussion of Compensation and Plan-Based Awards

Employment and Severance Compensation Agreements

The Company currently has employment agreements with its executive officers, including each of the NEOs, Messrs. Scott, and Pickarts and Ms. Kast (“Employment Agreements”), and one additional executive officer, Mr. Byers.  The material terms of these Employment Agreements have included: (a) employment for an indefinite term unless employment is terminated as provided in the agreement; (b) severance arrangements, including upon change in control; and (c) a base salary; and (d) participation in the stock option plans of the Company (as described below), the incentive bonus, and in such of the Company’s benefit plans as are from time to time available to executive officers of the Company.  See section entitled “Base Salary” above for current base salary information.

In December 2012, the NCG&C Committee recommended, and the Board of Directors approved, a form of Severance Compensation Agreement to be offered to the Company’s executives and certain key employees. These agreements were offered as a replacement to prior employment agreements as described above.  On April 24, 2013, Messrs. Scott and Suleski entered into Severance Compensation Agreements with the Company, along with one additional executive officer, Mr. Byers. On January 27, 2014, Ms. Kast entered into the Severance Compensation Agreement as an amendment to her prior employment agreement. The key terms of the Severance Compensation Agreement include: (a) defined benefits for a qualified termination defined as one without cause or a resignation with good reason (b) defined benefits for a qualified termination within twelve months following a change of control and (c) COBRA coverage for twelve months following a qualifying termination.  See “Potential Payments upon

Termination or Change of Control” section below for a further description of the benefits upon a qualifying termination.

The Company additionally had employment agreements as of December 31, 2013 with executive officers and NEOs Messrs. Suleski and Clark that had been in effect since 2011. Both of Messrs. Suleski and Clark’s employment agreements were terminated at the time of the departure from the Company.  Mr. Suleski was paid a severance under his Severance Compensation Agreement following his departure from the Company as of December 31, 2013 as further set forth under “Potential Payments upon Termination or Change of Control”, and Mr. Clark’s employment agreement was terminated upon his departure as of February 1, 2014 without payment of severance benefits.  Mr. Clark and the Company entered into a consulting arrangement effective February 1, 2014 whereby Mr. Clark would be paid a monthly retainer for a period of one year in exchange for a minimum of seven work days of service per month to the Company.  Mr. Clark’s fee is $18,000 per month plus expenses.

Mr. Zink was appointed the Company’s Senior Vice President and Chief Financial Officer on December 12, 2013 and entered into a change in control agreement at that time with the Company.  Mr. Zink’s change in control agreement includes certain defined benefits for a qualified termination within twelve months following a change in control of the Company. See “Potential Payments upon Termination or Change of Control” section below for further description of the benefits upon a qualifying termination.

In addition to the executive officers, five key employees have employment agreements with the Company in a form similar to the Severance Compensation Agreement, with some differences in the defined benefits upon a qualifying termination.

Equity Plans

As of the date of this Circular, stock option grants are outstanding pursuant to two stock option plans:

1.

a fixed 20% stock option plan (the “Fixed Stock Option Plan”) pursuant to which there are currently 2,115,000 stock options outstanding under the Fixed Stock Option Plan representing approximately 4% of the current outstanding common shares of the Company. The Fixed Stock Option plan expired upon the adoption of the 10% Rolling Stock Option Plan (as defined below), and the Company no longer grants any options under the Fixed Stock Option Plan. However, the terms of the Fixed Stock Option Plan will continue to govern all prior awards of stock options granted under that plan until such awards have been cancelled or forfeited or exercised in accordance with the terms thereof; and

2.

a rolling 10% stock option plan (the “10% Rolling Stock Option Plan”) pursuant to which there are currently 2,155,000 stock options outstanding representing approximately 5% of the current outstanding common shares of the Company. Material terms of the 10% Rolling Stock Option Plan are set out below.

The NCG&C Committee may, subject to ratification from the Board, from time to time grant to directors, employees or consultants options to acquire shares of the Company under the 10% Rolling Stock Option Plan.

The maximum number of shares issuable under the 10% Rolling Stock Option Plan, together with the number of shares issuable under the Fixed Option Plan, shall not in the aggregate exceed 10% of the issued and outstanding shares (calculated as at the award date of such options). The Company is prohibited from granting options: (i) to any one person where the grant would result in such person holding options to acquire shares in excess of 5% of the issued and outstanding shares of the Company; or (ii) that will result in the number of shares issuable to insiders of the Company at any time being in excess of 10% of the issued and outstanding shares as at the award date or that will result in the number of shares issued to insiders of the Company within any one-year period being in excess of 10% of the issued and outstanding shares as at the award date under the 10% Rolling Stock Option Plan or when combined with all of the Company’s other security-based compensation arrangements.

The exercise price of options shall be determined by the NCG&C Committee as of the award date and shall not be less than the closing price of the shares on the TSX on the last day immediately preceding the award date. The NCG&C Committee retains the discretion to impose vesting periods on any options granted. The Company does not offer financial assistance in respect of the exercise of options.

The expiry date of an option shall be determined in the discretion of the NCG&C Committee and shall not exceed the tenth anniversary of the award date of such option subject to extensions in the case of a trading blackout. Unless the NCG&C Committee decides otherwise, options granted under the 10% Rolling Stock Option Plan will expire: (i) one year after the option holder’s death or disability and any options which are unvested as of the date of death or disability will not vest; (ii) 90 days after an option holder who is a director ceases to be a director of the Company other than by reason of death or disability, in which case all unvested options shall immediately vest and become exercisable unless the option holder continues to be an employee or consultant, in which case the options will not so vest and the expiry date will remain unchanged; (iii) on the date the option holder ceases to be a director as the result of certain prescribed circumstances in which case any unvested options will not vest; (iv) 90 days after the option holder ceases to be employed by the Company (other than by reason of death, disability, mandatory retirement, a change of control, termination for cause or as a result of an order of a regulatory body) unless the employee continues to be a director or consultant in which case the expiry date remains unchanged, or unless the option holder ceases to be an employee as a result of (a) termination for cause; or (b) by order of the British Columbia Securities Commission, the Ontario Securities Commission, the TSX or any other regulatory body having jurisdiction to so order in which case the expiry date shall be the date the option holder ceases to be an employee (all options which are not vested as of the date the employee ceases to be employed shall not vest unless the option holder continues to be a director or consultant of the Company, in which case the vesting of the options shall be unchanged; if the employee ceases to be an employee by reason of mandatory retirement, all unvested options will immediately vest and become exercisable and the expiry date will be one year from the date of retirement); (v) 90 days after an option holder who is a consultant of the Company ceases to be a consultant by reason of the completion or termination of the contract under which the consultant provides services to the Company unless the option holder continues to be engaged as a director or employee of the Company in which case the expiry date shall be 90 days after the date the option holder ceases to be a director or employee. Any options which are unvested as of the date the option holder ceases to be a consultant will not vest unless the option holder continues to be engaged as a director or employee, in which case the vesting of the options shall be unchanged. If upon completion of the contract under which the consultant provided services to the Company the consultant is subsequently hired by the Company as an employee, the options previously granted to the consultant will flow through to the employee on the same terms and conditions as the original grant of options.

In the case of an employee or consultant (who is not also a director or officer) ceasing to be an employee or a consultant as a result of a change of control at any time within six months after the effective date of the change of control, notwithstanding the vesting provisions of the option, all unvested options of the option holder will immediately vest and become immediately exercisable and the expiry date shall be the earlier of the pre-existing expiry date and the date 90 days following the date on which the employee or consultant ceased to be such. In the case of directors or officers who cease to be an employee, director or consultant under these circumstances, all unvested options of the option holder will immediately vest and become immediately exercisable, and the expiry date shall be the earlier of the pre-existing expiry date and the date two years following the date on which the employee, director or consultant ceased to be such. In the event that the Company enters into an agreement with another entity which may result in a change of control, or a “takeover bid” within the meaning of the Securities Act (British Columbia) is made for the Company by another entity which may result in a change of control, all unvested options of the option holders will immediately vest and become immediately exercisable as of the date of the agreement or takeover bid.

Options are non-assignable and non-transferable. Notwithstanding the foregoing, an option holder may transfer an option to a corporation which is 100% owned by the option holder provided that the transfer is permitted by, and is effected in accordance with, the applicable securities laws and the policies of the TSX.

The Board shall have the power, without shareholder approval, at any time and from time to time, either prospectively or retrospectively, to amend, suspend or terminate the 10% Rolling Stock Option Plan or any option granted under the 10% Rolling Stock Option Plan provided always that any such amendment shall not, without the consent of the option holder, alter the terms or conditions of any option or impair any right of any option holder pursuant to any option awarded prior to such amendment in a manner materially prejudicial to such option holder. Additionally, such termination shall be subject to any necessary stock exchange, regulatory or shareholder approval.

OUTSTANDING EQUITY AWARDS

The following table sets forth the outstanding option awards held by the NEOs of the Company as of December 31, 2013.  All grants were made under the 10% Rolling Stock Option Plan, except as noted under Mr. Clark below.

	Option awards
Name	Number of securities underlying unexercised options	Number of securities underlying unexercised options	Option exercise price	Option expiration date (1)
	(#)	(#)	($)
	exercisable	unexercisable
Randall J. Scott	-	75,000	1.24	12/17/2018
	51,000	34,000	3.61	12/20/2017
	200,000	-	4.14	12/15/2016
Paul H. Zink (2)	-	50,000	1.24	12/17/2018
David P. Suleski (3)	40,000	-	3.61	3/31/2014
	40,000	-	5.14	3/31/2014
	200,000	-	8.52	3/31/2014
Jaye T. Pickarts	-	50,000	1.24	12/17/2018
	30,000	20,000	3.61	12/20/2017
	100,000	-	5.14	12/2/2016
	250,000	-	10.53	3/16/2016
James G. Clark (4)	-	30,000	1.24	12/17/2018
	24,000	16,000	3.61	12/20/2017
	90,000	-	5.14	12/2/2016
	50,000	-	10.53	3/16/2016
	100,000	-	3.22	4/19/2015
Kelli C. Kast	-	50,000	1.24	12/17/2018
	24,000	16,000	3.61	12/20/2017
	60,000	15,000	4.99	9/24/2016
	60,000	15,000	5.02	7/2/2017

(1)

All options granted expire five years after the grant date. All options have the same vesting schedule: 20 percent vest after four, eight, twelve, fifteen and eighteen months after the grant date.

(2)

Mr. Zink was offered 100,000 options upon joining the Company on December 16, 2013, of which 50,000 were granted on December 17, 2013 and the remaining 50,000 are subject to Board approval following six months of service.

(3)

Mr. Suleski’s options expired 90 days following his termination date of December 31, 2013.

(4)

Mr. Clark’s options continue unexpired following his employment termination as of February 1, 2014 due to his engagement in a consulting arrangement with the Company.  Some of Mr. Clark’s options were granted under the Fixed Stock Option Plan.

OPTION EXERCISES

There were no option exercises by any NEO during the year ended December 31, 2013.

PENSION BENEFITS AND NON-QUALIFIED DEFERRED COMPENSATION

The Company does not have a pension plan that provides for payments or benefits to the NEOs at, following or in connection with retirement.  During the year ended December 31, 2013, the Company did not have any nonqualified deferred compensation.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

The Company entered into Severance Compensation Agreements (the “Severance Agreements”) with each of its executives, including Messrs. Scott and Suleski in April 2013 and Ms. Kast in January 2014.  Mr. Pickarts has an employment agreement, and Mr. Zink has a change of control agreement as further set forth in the Section above entitled “Employment and Severance Compensation Agreements.”

Under Mr. Pickarts’s Employment Agreement, the executive is entitled to lump-sum severance payments upon termination without cause by the Company equal to six (6) months of salary if the executive has been employed by the Company for less than one year, or twelve (12) months of salary, if the executive has been employed by the Company for more than one year.  If a change of control occurs and a subsequent qualifying termination takes place within one year thereafter, the executive is entitled to lump sum severance payments equal to two (2) years of salary.

Under the Severance Agreements, an officer is entitled to separation benefits in the event that the officer’s employment is terminated by the Company without cause or by the NEO due to certain reasons, including a material change in title or duties, a material reduction in compensation or a material geographic relocation, after the Company has had an opportunity to cure such reason for an officer’s departure.  The separation benefits to be received by an officer upon termination under the circumstances described above, prior to a change in control of the Company, will be equal to the officer’s base salary plus the average of the officer’s annual bonus amount for the past two fiscal years. If such a termination occurs after a change in control, the separation benefits to be received by an officer will be equal to two times (i) the officer’s base salary plus (ii) the average of the officer’s annual bonus amount for the past two fiscal years. In either case, the separation benefits will be paid to the officer in a lump sum 60 days after the date of such termination. In addition, the officer’s equity incentive awards will vest automatically upon such termination, and the officer shall remain entitled to the election of continuation of certain benefits under COBRA.

“Change in control” is defined under the Severance Agreements as, subject to certain exceptions, the accumulation in any consecutive 12-month period, by any individual, entity or group of 50.1% or more of the outstanding Common Shares of the Company; a sale of all or substantially all of the assets of the Company; or the failure, during any period of 12 consecutive months, of the incumbent Board of Directors of the Company (the “Board”) to maintain at least a majority membership on the Board.

The table below sets out the estimated payments due to each of the NEOs employed by the Company as of December 31, 2013 on a qualifying termination without cause, not associated with a change of control, assuming termination on December 31, 2013 and pursuant to the Severance Compensation Agreement or the individual’s Employment Agreement, as applicable.

Name			All Other Compensation (1)	Total
	Base Salary	Bonus	($)	($)
	($)	($)
Randall J. Scott	252,000	55,000	34,380	341,380
Jaye T. Pickarts	238,800	41,000	16,008	295,808
James G. Clark(2)	215,600	53,500	31,380	300,480
Kelli C. Kast	209,800	40,000	-	249,800
Paul H. Zink (3)	-	-	-	-
David P. Suleski(4)	186,000	40,000	13,583	239,583

(1)

Salary and bonus payments, if applicable, are made in lump sum for each NEO upon a qualifying termination. All other compensation, if applicable, consists primarily of medical benefits for a twelve-month period after termination.

(2)

Mr. Clark is no longer subject to a severance agreement due to his termination of employment effective February 1, 2014.

(3)

Mr. Zink has a change in control agreement as set forth in the following table; however, severance benefits outside a change in control are not effective for Mr. Zink until after six months of employment, which is on or about June 16, 2014.

(4)

Mr. Suleski ceased employment with the Company effective December 31, 2013.  Amounts represented in the table above are the benefit paid to Mr. Suleski following his departure from the Company.

The table below sets out the estimated payments due to each of the NEOs employed by the Company as of December 31, 2013 upon a qualifying termination or resignation within 12 months following a change of control assuming termination or resignation on December 31, 2013.

Name	Base Salary	Bonus	All Other Compensation (1)	Total
	($)	($)	($)	($)
Randall J. Scott	504,000	110,000	34,380	648,380
Jaye T. Pickarts	477,600	-	-	477,600
James G. Clark(2)	431,200	-	-	431,200
Kelli C. Kast	419,600	80,000	-	499,600
Paul H. Zink(3)	460,000	92,000	28,440	580,440
David P. Suleski(4)	372,000	80,000	13,583	465,583

(1)

Salary and bonus payments, if applicable, are made in lump sum for each NEO upon a qualifying termination. All other compensation, if applicable, consists primarily of medical benefits for a twelve-month period after termination.

(2)

Mr. Clark is no longer subject to a severance agreement due to his termination of employment effective January 31, 2014.

(3)

Mr. Zink was appointed SVP, Chief Financial Officer on December 16, 2013.  The bonus column is an estimated bonus amount pursuant to his Change in Control agreement.

(4)

Mr. Suleski ceased his employment with the Company on December 31, 2013.  No benefits under a change of control in the above table applied to his departure from employment.

DIRECTOR COMPENSATION

Outside directors, other than the Chairman, receive annual compensation of $10,000, paid pro-rata on a quarterly basis. The Chairman receives annual compensation of $30,000 per year. The directors of the Company are encouraged to hold Common Shares in the Company, thereby aligning their interests with those of the shareholders.  In addition to the annual compensation and stock option awards, the Company pays compensation to the chairs of each of the Audit Committee, NCG&C Committee and Finance Committee of $5,000 per year. Director compensation did not change in the year 2013.

In addition to director compensation, Mr. Ranta received consulting fees which are reflected in the table below under “All Other Compensation.”

The following table sets forth information regarding the compensation received by each of the Company’s outside directors during the year ended December 31, 2013:

	Fees earned or paid in cash	Option awards (2)	All other compensation	Total
Name (1)	($)	($)	($)	($) (3)
Donald E. Ranta (4)	30,000	-	4,881	34,881
M. Norman Anderson	10,000	-	-	10,000
Norman W. Burmeister	10,000	-	-	10,000
Gerald W. Grandey (5)	4,167	79,571	-	83,738
Patrick M. James(6)	-	-	-	-
Gregory E. McKelvey (7)	11,250	-	-	11,250
F. Steven Mooney (8)	2,500	71,316	-	73,816
Paul J. Schlauch	12,083	-	-	12,083
Lowell A. Shonk(9)	11,593	57,161	-	68,754
Mark T. Brown (10)	3,570	-	16,000	19,570
Paul H. Zink (11)	7,500	-	-	7,500

(1)

Mr. Scott’s director compensation is included in the NEO Summary Compensation Table.

(2)

The grant date fair value of option-based awards which are granted during the year ended December 31, 2013 is determined by the Black-Scholes Option Pricing Model with certain assumptions for the risk-free interest rate, dividend yields, volatility factors of the expected market price of the Company’s Common Shares and the expected life of the options. All options granted expire five years after the grant date. All options have the same vesting schedule: 20 percent vest after four, eight, twelve, fifteen and eighteen months after the grant date until fully vested.

(3)

The total aggregate of the number of option grants outstanding is 4,700,500 as of December 31, 2013.

(4)

Mr. Ranta’s other compensation consisted of earned consulting fees beyond typical director-related duties as further described in “Director Independence.”

(5)

Mr. Grandey was appointed a director on August 2, 2013.

(6)

Mr. James was appointed a director on April 23, 2014 and had no compensation in 2013.

(7)

Mr. McKelvey resigned his position as a director effective August 2, 2013.

(8)

Mr. Mooney was appointed a director on October 17, 2013.

(9)

Mr. Shonk was appointed a director on April 23, 2013.

(10)

Mr. Brown resigned his position as director on April 18, 2013. Other compensation consisted of earned consulting fees paid to Pacific Opportunity Capital, Ltd. (POC) a consulting company of which Mr. Brown is a principal.  The actual sum paid to POC is CDN$19,278 and was converted into U.S. dollars above.

(11)

Mr. Zink resigned from the Board on April 23, 2013. Mr. Zink’s prior options granted as a director were vested upon his departure from the Board, and subsequently expired June 23, 2013. Mr. Zink was appointed the Company’s SVP and Chief Financial Officer on December 16, 2013, and option grants and compensation associated with his executive role are reported elsewhere in this Circular.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets out those securities of the Company which have been authorized for issuance under equity compensation plans, as at December 31, 2013:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by the security holders	4,700,500	$5.51	62,225
Equity compensation plans not approved by the security holders	-	N/A	N/A
Total	4,700,500	$5.51	62,225

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

None of the current or former directors, executive officers of the Company or the proposed nominees for election to the Board of the Company, nor any associate or affiliate of the foregoing persons, are or have been indebted to the Company since the beginning of the year ended December 31, 2013.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director or executive officer of the Company or any of the Board’s nominees for election as a director of the Company, nor any associate or affiliate of the foregoing persons, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, since the beginning of the Company’s last financial year in matters to be acted upon at the Meeting, other than the election of directors or the appointment of auditors.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

None of the persons who were directors or executive officers of the Company or a subsidiary of the Company at any time during the Company’s last fiscal year, the proposed nominees for election to the Board of the Company, any person or company who beneficially owns, directly or indirectly, or who exercises control or direction over (or a combination of both) more than 10% of the issued and outstanding Common Shares of the Company, nor any associate or affiliate of those persons, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any transaction or proposed transaction which has materially affected or would materially affect the Company.

MANAGEMENT CONTRACTS

Mr. Ranta, a director of the Company, had consulting agreements with the Company during the year ended December 31, 2013. For information regarding these agreements, please refer to the discussion of these agreements under the caption “Director Independence.”

Other than as disclosed herein, no management functions of the Company are, to any substantial degree, performed by a person or company other than the directors or executive officers of the Company, in their roles as such.

REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PARTIES

The Company’s written Corporate Governance Policies generally discourage transactions involving a potential conflict of interest.  The NCG&C Committee is generally responsible for overseeing compliance with the Company’s Corporate Governance Policies, which require that transactions that could reasonably be considered to present a conflict of interest be reported to the NCG&C Committee. However, the Audit Committee is responsible for overseeing compliance with the Code of Conduct contained in the Company’s Corporate Governance Policies.  Specifically, the Audit Committee is responsible for reviewing and overseeing any transaction or contract exceeding or likely to exceed $120,000 involving the Company and a related party, including transactions subject to disclosure under Item 404 of Regulation S-K. Generally, in reviewing such transactions, the Audit Committee considers the relevant facts and circumstances available and deemed relevant to each determination.

There are no material interests, direct or indirect, of any other director nominee or any of the current directors, executive officers, or any shareholder who beneficially owns, directly or indirectly, more than 5% of the outstanding Common Shares, or immediate family members of such persons, in any transaction since January 1, 2013, or in any proposed transaction in which the amount involved exceeded $120,000.

GENERAL MATTERS

It is not known whether any other matters will come before the Meeting other than those set forth above and in the Notice of Meeting, but if any other matters do arise, the person named in the Proxy intends to vote on any poll, in accordance with his or her best judgment, exercising discretionary authority with respect to amendments or variations of matters set forth in the Notice of Meeting and other matters which may properly come before the Meeting or any adjournment of the Meeting.

SHAREHOLDER PROPOSALS

Under the BCA, the statute under which the Company is incorporated, shareholder proposals must be received at the registered office of the Company at least three months before the anniversary of the previous year’s annual general meeting.  Under Rule 14a-8(e) of Regulation 14A to the Exchange Act, subject to certain exceptions, shareholder proposals must be received at the Company’s principal executive offices not less than 120 calendar days before the one-year anniversary of the Company’s release to shareholders of its management information and proxy circular in connection with the previous year’s annual meeting.  Because the shareholder proposal deadline under the BCA is more stringent for the Company and more favourable for shareholders, the Company will abide by it.  Accordingly, to be eligible for inclusion in the Company’s management information and proxy circular for the 2015 annual meeting of the Company, shareholder proposals prepared in accordance with applicable laws must be received at the Company’s registered office on or before Thursday, March 12, 2015.

Advance Notice Policy

The Board adopted an advance notice policy (the “Policy”) on November 7, 2012. The purpose of the Policy is to (i) facilitate an orderly and efficient annual general or, where the need arises, special meeting process, (ii) ensure that all shareholders receive adequate notice of the director nominations and sufficient information regarding all director nominees, and (iii) allow shareholders to register an informed vote after having been afforded reasonable time for appropriate deliberation.

The Policy, among other things, includes a provision that requires advance notice to the Company in certain circumstances where nominations of persons for election to the Board are made by shareholders of the Company. The Policy fixes a deadline by which director nominations must be submitted to the Company prior to any annual or special meeting of shareholders and sets forth the information that must be included in the notice to the Company for the notice to be in proper written form.

In the case of an annual meeting of shareholders, notice to the Company must be made not less than 30 days nor more than 65 days prior to the date of the annual meeting; provided, however, that in the event that the annual meeting is to be held on a date that is less than 50 days after the date on which the first public announcement of the date of the annual meeting was made, notice may be made not later than the close of business on the 10th day following such public announcement.

In the case of a special meeting of shareholders, which is not also an annual meeting, called for the purpose of electing directors (whether or not called for other purposes), notice to the Company must be made not later than the close of business on the 15th day following the day on which the first public announcement of the date of the special meeting was made.

The full text of the Policy is available at www.sedar.com.

ADDITIONAL INFORMATION AND AVAILABILITY OF DOCUMENTS

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on June 12, 2014.

The Company will provide to any person or corporation, upon request, one copy of any of the following documents:

(a)

the Company’s Annual Report on Form 10-K (or annual information form), together with any document, or the pertinent pages of any document, incorporated therein by reference;

(b)

the comparative financial statements and management’s discussion and analysis of the Company for the Company’s most recently completed financial year in respect of which such financial statements have been issued, together with the report of the auditor thereon, and any interim financial statements and management’s discussion and analysis of the Company subsequent to the financial statements for the Company’s most recently completed financial year; and

(c)

this Circular.

Copies of the foregoing documents are also available on the Company’s website at www.rareelementresources.com, or copies of the above documents will be provided by the Corporate Secretary of the Company, upon request, by mail at 225 Union Blvd, Suite 250, Lakewood, Colorado 80228 or by email at info@rareelementresources.com, free of charge to shareholders of the Company.  The Company may require the payment of a reasonable charge from any person or corporation who is not a shareholder of the Company and who requests a copy of any such document.  Financial information relating to the Company is provided in the Company’s comparative financial statements and management’s discussion and analysis for its most recently completed financial year.  Additional information relating to the Company is available electronically on SEDAR at www.sedar.com and on EDGAR at www.sec.gov/edgar.shtml.

If you would like directions to the Meeting, contact the Company through the methods described above.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers and directors and persons who own more than 10% of a registered class of our equity securities to file initial reports of ownership of our equity securities on Form 3 and reports of changes in ownership on Form 4 or Form 5, as appropriate.  Persons subject to Section 16 are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file.  Based solely on a review of such forms furnished to the Company, we believe that for the year ended December 31, 2013 all required reports were filed on a timely basis under Section 16(a).

MULTIPLE SHAREHOLDERS SHARING THE SAME ADDRESS

U.S. regulations regarding the delivery of copies of proxy materials and annual reports to shareholders permit the Company and brokerage firms to send one annual report and proxy statement to multiple shareholders who share the same address under certain circumstances.  Shareholders who hold their shares through a broker may have consented to reducing the number of copies of materials delivered to their address.  In the event that a shareholder wishes to revoke such a consent previously provided to a broker, the shareholder must contact the broker to revoke the consent.  In any event, if a shareholder wishes to receive a separate Circular and accompanying materials for the Meeting or the Company’s Annual Report on Form 10-K for year ended December 31, 2013, the shareholder may receive copies by contacting the Corporate Secretary of the Company at 225 Union Blvd, Suite 250, Lakewood, Colorado 80228.  Shareholders receiving multiple copies of these documents at the same address can request delivery of a single copy of these documents by contacting the Company in the same manner.  Persons holding shares through a broker can request a single copy by contacting the broker.

BOARD APPROVAL

The contents of this Circular have been approved and its mailing authorized by the Board of Directors of the Company.

DATED at Lakewood, Colorado, the 29th day of April, 2014.

ON BEHALF OF THE BOARD

/s/ Randall J. Scott

RANDALL J. SCOTT

President, Chief Executive Officer and Director

APPENDIX “A”

FORM OF PROXY

Rare Element Resources

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Mountain Standard Time on Wednesday, June 11, 2014. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Mountain Standard Time on Wednesday, June 11, 2014. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M75267-Z63271 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

RARE ELEMENT RESOURCES LTD.

	For	Withhold
1. **Election of Directors**		
1a. M. Norman Anderson	☐	☐
1b. Norman W. Burmeister	☐	☐
1c. Gerald W. Grandey	☐	☐
1d. Patrick M. James	☐	☐
1e. F. Steven Mooney	☐	☐
1f. Paul J. Schlauch	☐	☐
1g. Randall J. Scott	☐	☐
1h. Lowell A. Shonk	☐	☐

	For	Withhold
3. **Appointment of Auditor** Ratify the appointment of EKS&H, LLLP, Certified Public Accountants, as Auditor of the Company for the ensuing year.	☐	☐

Interim Financial Statements
Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐ Yes ☐ No

Annual Financial Statements
Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐ Yes ☐ No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Circular, Annual Report and Supplemental Mailing Form are available at www.proxyvote.com.

M75268-TBD

Appointment of Proxy:

I/We, holder(s) of Common Shares of Rare Element Resources, Ltd. hereby appoint(s): Randall J. Scott, a Director of the Company, or failing him, Paul H. Zink, Chief Financial Officer of the Company.

OR

Print the name of the person you are appointing if this person is someone other than Mr. Scott.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the direction on the reverse side (or if no directions have been given, according to the recommendations of the Board) and all other matters that may properly come before the Annual Meeting of Shareholders of Rare Element Resources, Ltd. to be held at Sheraton Denver West, 360 Union Blvd., Lakewood, Colorado, on Thursday, June 12, 2014, at 2:00 PM (Mountain Standard Time) and at any adjournment or postponement thereof except as may be restricted by law.

Notes to proxy

1. **This proxy is being solicited on behalf of the Rare Element Resources Ltd. Board of Directors.**
2. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on his, her or its behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see above).**
3. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
4. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
5. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
6. **The securities represented by this proxy will be voted as directed by the holder; however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by the Board of Directors.**
7. The securities represented by this proxy will be voted in favour or withheld/abstained from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
8. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof except as may be restricted by law.
9. This proxy should be read in conjunction with the accompanying documentation provided by Management and the Board of Directors and available online at www.proxyvote.com.

Proxies submitted must be received by 11:59 PM (Mountain Standard Time) on Wednesday, June 11, 2014.

APPENDIX “B”

FORM OF NOTICE

*** Exercise Your *Right* to Vote ***

RARE ELEMENT RESOURCES LTD.

Rare Element Resources

M75279-Z63271

Meeting Information

Meeting Type: Annual Meeting
For holders as of: April 17, 2014
Date: June 12, 2014 **Time:** 2:00 PM (Mountain Standard Time)
Location: The Sheraton Denver West Hotel
360 Union Blvd.
Lakewood, CO 80228

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

PROXY CIRCULAR   ANNUAL REPORT   SUPPLEMENTAL MAILING FORM

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET:* www.proxyvote.com
2) *BY TELEPHONE:* 1-800-579-1639
3) *BY E-MAIL*:* sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 29, 2014 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M75280-263271